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                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]  Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-12

Janus Investment Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

    5) Total fee paid:

________________________________________________________________________________


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

________________________________________________________________________________

    2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

    3) Filing Party:

________________________________________________________________________________

    4) Date Filed:

________________________________________________________________________________

                            JANUS  INVESTMENT  FUND
                              100 Fillmore Street
                             Denver, Colorado 80206
                                  [JANUS LOGO]

                   Notice Of Special Meeting Of Shareholders
     A Special Meeting of Shareholders of Janus Investment Fund (the "Trust") will be held at 3773 Cherry Creek Drive North, Denver, Colorado, on January 31, 2002 at 9:00 a.m. Mountain Time (the "Meeting").

     The proposals to be considered at the Meeting are detailed in the attached proxy statement and summarized below:

     (1) To elect a board of trustees of the Trust.

     (2) To consider and approve new investment advisory agreements between the Trust, on behalf of each separate series of the Trust, and Janus Capital Corporation.

     (3) To authorize the Trustees to adopt an amended and restated declaration of trust.

     (4) To make the following changes to certain funds' investment restrictions:
         (a) Approve revisions to the fundamental restriction concerning the diversification of a fund's investments.
         (b) Approve revisions to the fundamental restriction concerning a fund's investments in commodities.
         (c) Approve revisions to the fundamental restriction concerning the lending of a fund's portfolio securities.
         (d) Approve revisions to the restriction concerning borrowing money and issuing senior securities.

     (5) To transact such other business as may properly come before the Meeting.

     Shareholders of record of each separate fund of the Trust at the close of business on October 19, 2001 will be entitled to vote at the Meeting. Each share of a fund is entitled to one vote, with proportionate voting for fractional shares.

                                           By direction of the trustees,

                                              /s/ KELLEY ABBOTT HOWES
                                           --------------------------------
                                           Kelley Abbott Howes
                                           Secretary

     November 9, 2001
     Denver, Colorado

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE
     PROMPTLY.

     You can vote by toll-free telephone call, internet or mail. Just follow the instructions that appear on the enclosed proxy card(s).

                                PROXY STATEMENT

                                  [JANUS LOGO]
                            JANUS  INVESTMENT  FUND
                              100 Fillmore Street
                             Denver, Colorado 80206

SPECIAL MEETING OF SHAREHOLDERS
JANUARY 31, 2002
--------------------------------------------------------------------------------

               This proxy statement and enclosed form of proxy are furnished in connection with a solicitation of proxies made by, and on behalf of, the trustees of Janus Investment Fund (the "Trust") for the purposes set forth in the accompanying notice. The enclosed proxy will be used at a special meeting of shareholders of the Trust to be held at 3773 Cherry Creek Drive North, Denver, Colorado on January 31, 2002 at 9:00 a.m. Mountain Time or at any adjournment(s) thereof (the "Meeting"). Each separate portfolio of the Trust (all of which are listed below) is referred to throughout this proxy statement as a "Fund."

                DOMESTIC EQUITY FUNDS                   GLOBAL AND INTERNATIONAL EQUITY FUNDS
                 Janus Balanced Fund                     Janus Global Life Sciences Fund
                 Janus Core Equity Fund                  Janus Global Technology Fund
                 Janus Enterprise Fund                   Janus Global Value Fund
                 Janus Fund                              Janus Overseas Fund
                 Janus Fund 2                            Janus Worldwide Fund
                 Janus Growth and Income Fund           FIXED-INCOME FUNDS
                 Janus Mercury Fund                      Janus Federal Tax-Exempt Fund
                 Janus Olympus Fund                      Janus Flexible Income Fund
                 Janus Orion Fund                        Janus High-Yield Fund
                 Janus Special Situations Fund           Janus Short-Term Bond Fund
                 Janus Strategic Value Fund             MONEY MARKET FUNDS
                 Janus Twenty Fund                       Janus Government Money Market Fund
                 Janus Venture Fund                      Janus Money Market Fund
                                                         Janus Tax-Exempt Money Market Fund

               This proxy statement and the form of proxy are first being mailed to shareholders on or about November 16, 2001.

               Any shareholder giving a proxy has the power to revoke it by mail (addressed to the secretary of the Trust at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

               Shareholders of record of each Fund at the close of business on October 19, 2001 (the "Record Date") will be entitled to vote on the proposals presented at the Meeting. The chart below lists the number of shares of each Fund that were outstanding as of the close of business on the Record Date. Each share of a fund is entitled to one vote, with proportionate voting for fractional Shares.

                                                            Total Number of Shares Outstanding
Name of Fund                                                      as of October 19, 2001
----------------------------------------------------------------------------------------------
Janus Balanced Fund                                                    229,567,457.706
Janus Core Equity Fund                                                  43,493,003.704
Janus Enterprise Fund                                                  104,532,047.973
Janus Federal Tax-Exempt Fund                                           17,690,165.989
Janus Flexible Income Fund                                             138,362,311.356
Janus Fund                                                           1,069,613,945.179
Janus Fund 2                                                            54,251,649.616
Janus Global Life Sciences Fund                                        142,775,492.028
Janus Global Technology Fund                                           210,461,785.710
Janus Global Value Fund                                                  6,489,280.225
Janus Government Money Market Fund-Investor Shares                     475,455,186.270
Janus Government Money Market Fund-Institutional Shares              1,027,681,505.570
Janus Government Money Market Fund-Service Shares                       92,367,496.620
Janus Growth and Income Fund                                           235,431,021.893
Janus High-Yield Fund                                                   43,869,388.581
Janus Mercury Fund                                                     415,555,951.139
Janus Money Market Fund - Investor Shares                            3,653,378,133.340
Janus Money Market Fund - Institutional Shares                      13,614,981,353.210
Janus Money Market Fund - Services Shares                              101,438,489.510
Janus Olympus Fund                                                     125,552,800.627
Janus Orion Fund                                                       115,254,520.625
Janus Overseas Fund                                                    273,320,839.138
Janus Short-Term Bond Fund                                             173,948,945.695
Janus Special Situations Fund                                           71,813,821.579
Janus Strategic Value Fund                                             233,458,650.370
Janus Tax-Exempt Money Market Fund-Investor Shares                     204,968,911.462
Janus Tax-Exempt Money Market Fund-Institutional Shares                 70,870,999.710
Janus Tax-Exempt Money Market Fund-Service Shares                           10,330.270
Janus Twenty Fund                                                      403,693,379.072
Janus Venture Fund                                                      27,387,073.191
Janus Worldwide Fund                                                   509,973,989.805

               Janus Capital Corporation ("Janus") has retained Georgeson Shareholder Communications, Inc. ("GS"), a professional proxy solicitation firm, to assist with the voting process. As the date of the Meeting approaches, if we have not heard from you, you may receive a telephone call from GS reminding you to exercise your right to vote.

               COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING GS (TOLL-FREE) AT 1-866-728-9007 OR REQUESTING A REPORT IN WRITING, ADDRESSED TO THE SECRETARY OF THE TRUST AT THE ADDRESS FIRST SET FORTH ABOVE.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES OF THE TRUST
--------------------------------------------------------------------------------

               All nominees listed below are currently trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee is currently a trustee of Janus Aspen Series and Janus Adviser Series, two other registered investment companies advised by Janus (the Trust, Janus Aspen Series and Janus Adviser Series are collectively referred to herein as the "Janus Funds"). Collectively, the Janus Funds consist of 51 series.

                                                      Year of
                                                    Election or     Principal Occupations     Other Directorships
Name, Address and Age     Positions with the Funds  Appointment   During the Past Five Years    held by Trustee
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey (64)*    Trustee, President and       1969       President, Chairman, Chief  N/A
100 Fillmore Street,      Chairman.                               Executive Officer and
Denver, Colorado 80206                                            Director of Janus.

Dennis B. Mullen (58)     Trustee. A member of the     1971       Private Investor. Formerly  N/A
100 Fillmore Street       Trust's Pricing                         (1997-1998) Chief
Denver, Colorado 80206    Committee, Brokerage                    Financial Officer - Boston
                          Committee, Audit                        Market Concepts, Boston
                          Committee, and Money                    Chicken, Inc., Golden, CO
                          Market Committee, and                   (a restaurant chain).
                          Chairman of the Trust's
                          Nominating and
                          Governance Committee.

James T. Rothe (57)+      Trustee. A member of the     1997       Distinguished Visiting      Director,
100 Fillmore Street       Trust's Pricing                         Professor of Business,      Analytical Surveys,
Denver, Colorado 80206    Committee and Money                     Thunderbird (American       Inc.; Director,
                          Market Committee, and                   Graduate School of          Optika, Inc.;
                          Chairman of the Trust's                 International Management),  Director, Neocore
                          Brokerage Committee.                    Phoenix, AZ, and Professor  Corp.
                                                                  of Business, University of
                                                                  Colorado, Colorado
                                                                  Springs, CO. Formerly
                                                                  (1988-1999) Principal of
                                                                  Phillips-Smith Retail
                                                                  Group, Colorado Springs,
                                                                  CO (a venture capital
                                                                  firm).

--------------------------------------------------------------------------------

* Mr. Bailey is considered an "interested person" of the Trust by virtue of his positions with Janus.
+ Mr. Rothe is the only current trustee who has not previously been elected by the Trust's shareholders.

                                                      Year of
                                                    Election or     Principal Occupations     Other Directorships
Name, Address and Age     Positions with the Funds  Appointment   During the Past Five Years    held by Trustee
-----------------------------------------------------------------------------------------------------------------
William B. Stewart (57)   Trustee. A member of the     1984       Corporate Vice President    N/A
100 Fillmore Street       Trust's Audit Committee,                and General Manager of MKS
Denver, Colorado 80206    Brokerage Committee and                 Instruments - HPS
                          Nominating and                          Products, Boulder, CO (a
                          Governance Committee,                   manufacturer of vacuum
                          and Chairman of the                     fittings and valves).
                          Trust's Money Market
                          Committee and Pricing
                          Committee.

Martin H. Waldinger (63)  Trustee. A member of the     1969       Consultant.                 N/A
100 Fillmore Street       Trust's Nominating and
Denver, Colorado 80206    Governance Committee and
                          Chairman of the Trust's
                          Audit Committee.

               The following table sets forth the compensation paid to each trustee for his services to each Fund, and compensation for services to all Janus Funds, for the Funds' fiscal year ended October 31, 2001 (unaudited).

                 AGGREGATE TRUSTEE COMPENSATION FROM EACH FUND

                                                Thomas H.   Dennis B.   James T.   William D.   Martin H.
Name of Fund                                     Bailey*     Mullen      Rothe      Stewart     Waldinger
---------------------------------------------------------------------------------------------------------
Janus Balanced Fund                                $0       $  4,016    $  3,986    $  4,293    $  4,337
Janus Core Equity Fund                             $0       $    734    $    729    $    786    $    793
Janus Enterprise Fund                              $0       $  3,725    $  3,704    $  4,012    $  4,042
Janus Federal Tax-Exempt Fund                      $0       $     95    $     94    $    101    $    102
Janus Flexible Income Fund                         $0       $  1,025    $  1,016    $  1,092    $  1,105
Janus Fund                                         $0       $ 27,334    $ 27,172    $ 29,375    $ 29,617
Janus Fund 2**                                     $0       $    336    $    333    $    357    $    360
Janus Global Life Sciences Fund                    $0       $  2,477    $  2,460    $  2,658    $  2,683
Janus Global Technology Fund                       $0       $  2,908    $  2,895    $  3,143    $  3,163
Janus Global Value Fund***                         $0       $     14    $     13    $     14    $     14
Janus Government Money Market Fund                 $0       $  2,160    $  2,233    $  1,358    $  1,249
Janus Growth and Income Fund                       $0       $  6,489    $  6,445    $  6,951    $  7,017
Janus High-Yield Fund                              $0       $    341    $    339    $    364    $    368
Janus Mercury Fund                                 $0       $  8,949    $  8,894    $  9,613    $  9,695
Janus Money Market Fund                            $0       $ 23,092    $ 23,814    $ 14,531    $ 13,447
Janus Olympus Fund                                 $0       $  3,701    $  3,681    $  3,987    $  4,018
Janus Orion Fund                                   $0       $    603    $    600    $    648    $    654
Janus Overseas Fund                                $0       $  5,584    $  5,550    $  6,001    $  6,051
Janus Short-Term Bond Fund                         $0       $    283    $    280    $    298    $    303
Janus Special Situations Fund                      $0       $  1,073    $  1,067    $  1,153    $  1,163
Janus Strategic Value Fund                         $0       $  2,191    $  2,178    $  2,354    $  2,374
Janus Tax-Exempt Money Market Fund                 $0       $    427    $    440    $    267    $    247
Janus Twenty Fund                                  $0       $ 16,029    $ 15,930    $ 17,219    $ 17,368
Janus Venture Fund                                 $0       $  1,077    $  1,071    $  1,156    $  1,166
Janus Worldwide Fund                               $0       $ 22,625    $ 22,486    $ 24,309    $ 24,516
TOTAL COMPENSATION FROM ALL JANUS FUNDS            $0       $156,167    $156,167    $156,167    $156,167

---------------

  * Mr. Bailey is compensated by Janus and does not receive any compensation from the Funds.
 ** For the period December 29, 2000 (inception) to October 31, 2001.
*** For the period June 29, 2001 (inception) to October 31, 2001.

               None of the trustees are entitled to receive any retirement or deferred compensation benefits from the Funds.

               The trustees do not serve a specified term of office. Thus, if elected, each trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, or removal under the terms of Trust's declaration of trust as in force from time to time. In addition, a trustee may be removed by
               (1) a vote of the shareholders holding not less than a majority of the shares of each Fund cast in person or by proxy at a meeting called for that purpose or (2) by a written declaration signed by shareholders holding not less than a majority of the shares of each Fund then outstanding, filed with the Trust's custodian. If a vacancy shall for any reason exist, the remaining trustees may fill such vacancy by appointing another trustee, so long as, immediately after such appointment, at least two-thirds of the trustees have been elected by shareholders. If, at any time, less than a majority of the trustees holding office has been elected by the shareholders, the trustees then in office will promptly call a shareholders' meeting for the purpose of electing trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing trustees.

               During the Trust's fiscal year ended October 31, 2001, the trustees held six meetings. All of the trustees except Mr. Bailey attended at least 75% of the meetings of the trustees held during the fiscal year ended October 31, 2001. Mr. Bailey attended at least 75% of all regularly scheduled meetings of the trustees, but was unable to attend certain meetings convened on short notice by telephone. Each trustee attended in excess of 75% of the meetings of the committees of the board of trustees on which he served.

               The Trust's audit committee is composed entirely of trustees who are not "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act"), of Janus ("Independent Trustees"). The audit committee normally meets four times a year, or as otherwise required. Currently, Messrs. Waldinger (Chairman), Mullen and Stewart are members of the audit committee. The audit committee reviews the financial reporting process, the Trust's systems of internal control, the audit process and the Trust's processes for monitoring compliance with investment restrictions, applicable laws and the Trust's code of ethics. The audit committee recommends to the trustees the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. For more information on the Trust's auditors, refer to the section entitled "Independent Accountants" beginning on page 43. The audit committee is also responsible for recommending to all trustees the compensation to be paid to the Independent Trustees. During the Trust's fiscal year ended October 31, 2001, the audit committee held four meetings.

               The Trust's nominating and governance committee is composed entirely of Independent Trustees and normally meets four times a year, or as otherwise required. Prior to December 2000, the nominating and governance committee met only on an "as-needed" basis. Currently, Messrs. Mullen (Chairman), Stewart and Waldinger are members of the nominating and governance committee, which identifies and recommends individuals for membership in the board of trustees, consults with officers of the Trust and employees of Janus in planning meetings of the trustees, and oversees the administration of and ensures compliance with the Trust's governance procedures and guidelines. The nominating and governance committee will consider nominees for the position of trustee recommended by shareholders. Recommendations should be submitted to the nominating and governance committee in care of the secretary of the Trust at the address first set forth above. During the Trust's fiscal year ended October 31, 2001 the nominating and governance committee held four meetings.

               Information regarding the executive officers of the Funds is set forth in Exhibit A. Each of the executive officers is employed by Janus and compensated by Janus.

REQUIRED VOTE

               Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting.

               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH NOMINEE AS TRUSTEE OF THE TRUST.

PROPOSAL 2

TO CONSIDER AND APPROVE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND JANUS
--------------------------------------------------------------------------------

SUMMARY

               Janus currently serves as investment adviser to each Fund pursuant to a separate investment advisory agreement between Janus and the Trust on behalf of each Fund (the "Current Advisory Agreements"). As explained in more detail below, shareholders are being asked to approve new investment advisory agreements between the Trust, on behalf of each Fund, and Janus (the "New Advisory Agreements"). THE NEW ADVISORY AGREEMENTS WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT ADVISORY AGREEMENTS.

               Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, currently owns 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

               On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). Under the terms of the Stock Agreement, Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Accordingly, the total purchase price expected to be paid by Stilwell to Mr. Bailey is $603,000,000. Stilwell and Mr. Bailey have agreed to close the Transaction on or about November 2, 2001.

               Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about

               March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Funds will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors for the foreseeable future.

               Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised the trustees that they do not believe that consummation of the Transaction will cause an assignment of the Current Advisory Agreements. The trustees have, however, carefully considered Mr. Bailey's involvement in Janus' development since its inception and his significant involvement in management decisions at Janus. To avoid any uncertainty about the status of the Current Advisory Agreements, the trustees believe that it is prudent and in the best interest of the Trust and each Fund to obtain shareholder approval of the New Advisory Agreements.

THE AGREEMENTS

               THE CURRENT ADVISORY AGREEMENTS

               The following chart lists the date of each Current Advisory Agreement, the date it was last considered and renewed or approved by the trustees, the date on which it was last approved by shareholders, and the reason it was last submitted for shareholder approval.

                                                           Date Last Approved
                                       Date of Current       or Renewed by      Date Last Approved
Name of Fund                          Advisory Agreement        Trustees         by Shareholders
--------------------------------------------------------------------------------------------------
Janus Balanced Fund                         7/1/97(1)(4)        6/12/01               8/31/92(5)
Janus Core Equity Fund                      7/1/97(1)(2)(4)     6/12/01               6/28/96(5)
Janus Enterprise Fund                       7/1/97(1)(4)        6/12/01               8/31/92(5)
Janus Federal Tax-Exempt Fund               7/1/97(3)           6/12/01               4/30/93(5)
Janus Flexible Income Fund                  7/1/97(3)           6/12/01               7/10/92(6)
Janus Fund                                  7/1/97(1)(4)        6/12/01               7/10/92(6)
Janus Fund 2                               9/26/00              6/12/01               12/1/00(5)
Janus Global Life Sciences Fund            9/14/98(1)           6/12/01              12/31/98(5)
Janus Global Technology Fund               9/14/98(1)           6/12/01              12/31/98(5)
Janus Global Value Fund                    6/29/01              3/13/01               6/29/01(5)
Janus Government Money Market Fund          7/1/97(3)           6/12/01               2/14/95(5)
Janus Growth and Income Fund                7/1/97(1)(4)        6/12/01              12/16/91(5)
Janus High-Yield Fund                       7/1/97(3)           6/12/01              12/29/95(5)
Janus Mercury Fund                          7/1/97(1)(4)        6/12/01               4/30/93(5)
Janus Money Market Fund                     7/1/97(3)           6/12/01              12/14/95(5)
Janus Olympus Fund                          7/1/97(1)(4)        6/12/01              12/29/95(5)
Janus Orion Fund                            4/3/00              6/12/01               6/30/00(5)
Janus Overseas Fund                         7/1/97(1)(4)        6/12/01               4/29/94(5)
Janus Short-Term Bond Fund                 7/1//97(3)           6/12/01               8/31/92(5)
Janus Special Situations Fund               7/1/97(1)(4)        6/12/01              12/31/96(5)
Janus Strategic Value Fund                 9/14/99(1)           6/12/01               2/29/00(5)
Janus Tax-Exempt Money Market Fund          7/1/97(3)           6/12/01              12/14/95(5)
Janus Twenty Fund                           7/1/97(1)(4)        6/12/01               7/10/92(6)
Janus Venture Fund                          7/1/97(1)(4)        6/12/01               7/10/92(6)
Janus Worldwide Fund                        7/1/97(1)(4)        6/12/01              12/16/91(5)

---------------
(1) Each of these advisory agreements was amended on January 31, 2000 to reflect a change to the fee schedule. In each case, this change resulted in a reduction of advisory fees paid by the Fund.
(2) Janus Equity Income Fund changed its name to Janus Core Equity Fund effective July 31, 2001. An amendment to this Fund's advisory agreement reflecting such name change was entered into on July 31, 2001.
(3) These agreements were restated, with no change other than the effective date, on July 1, 1997 to facilitate the trustees' annual review of advisory agreements for all Funds.
(4) Each of these advisory agreements was amended and restated on July 1, 1997 to reduce the advisory fees payable by these Funds and to facilitate the trustees' annual review of advisory agreements for all Funds.
(5) Approved by the initial shareholder in connection with the Fund's commencement of operations.
(6) Approved by the shareholders in connection with a reorganization of the then-existing Funds.

               The key terms, including fees, of the Current Advisory Agreements are set out in detail under the heading "The New Advisory Agreements" below.

               During the fiscal year ended October 31, 2001, each Fund paid Janus aggregate advisory fees as set forth in the table below.

                                                                 Aggregate Advisory
Name of Fund                                                  Fees Paid (unaudited)(1)
--------------------------------------------------------------------------------------
Janus Balanced Fund                                                 $ 30,447,417
Janus Core Equity Fund                                              $  5,833,611
Janus Enterprise Fund                                               $ 34,342,358
Janus Federal Tax-Exempt Fund                                       $    208,751
Janus Flexible Income Fund                                          $  6,512,975
Janus Fund                                                          $234,342,606
Janus Fund 2(2)                                                     $  2,335,031
Janus Global Life Sciences Fund                                     $ 20,147,219
Janus Global Technology Fund                                        $ 29,175,156
Janus Global Value Fund(3)                                          $     33,900
Janus Government Money Market Fund                                  $  1,226,179
Janus Growth and Income Fund                                        $ 51,777,403
Janus High-Yield Fund                                               $  2,725,030
Janus Mercury Fund                                                  $ 77,597,713
Janus Money Market Fund                                             $ 13,678,288
Janus Olympus Fund                                                  $ 33,567,985
Janus Orion Fund                                                    $  5,230,790
Janus Overseas Fund                                                 $ 47,538,851
Janus Short-Term Bond Fund                                          $    800,977
Janus Special Situations Fund                                       $  9,390,821
Janus Strategic Value Fund                                          $ 17,874,540
Janus Tax-Exempt Money Market Fund                                  $    247,158
Janus Twenty Fund                                                   $140,861,004
Janus Venture Fund                                                  $  9,600,591
Janus Worldwide Fund                                                $191,430,564

---------------
(1) Fees are estimated as of October 29, 2001, and have not been audited. All fees are net of applicable waivers.
(2) For the period December 29, 2001 (inception) to October 31, 2001.
(3) For the period June 29, 2001 (inception) to October 31, 2001.

               Each Fund has a distribution contract with Janus Distributors, Inc., a wholly-owned subsidiary of Janus, but Janus Distributors, Inc. is not paid for its services. In addition, each Fund pays Janus Service Corporation, a wholly owned subsidiary of Janus, a fee for transfer agency services and shareholder servicing, and certain Funds pay Janus a fee for administrative services. It is anticipated that the Funds will continue to receive services under these contracts subsequent to shareholder approval of the New Advisory Agreements. The aggregate fees paid to Janus Service Corporation and Janus for trans-fer agency and administration fees, respectively, during the fiscal year ended October 31, 2001, are set forth below.

                                                    Aggregate Transfer          Aggregate
                                                       Agency Fees         Administration Fees
Name of Fund                                      Paid (unaudited)(1)(2)   Paid (unaudited)(2)
----------------------------------------------------------------------------------------------
Janus Balanced Fund                                    $ 7,715,458                     N/A
Janus Core Equity Fund                                 $ 1,831,807                     N/A
Janus Enterprise Fund                                  $10,606,338                     N/A
Janus Federal Tax-Exempt Fund                          $   256,695                     N/A
Janus Flexible Income Fund                             $ 1,977,477                     N/A
Janus Fund                                             $57,737,523                     N/A
Janus Fund 2(3)                                        $   805,138                     N/A
Janus Global Life Sciences Fund                        $ 6,285,159                     N/A
Janus Global Technology Fund                           $ 9,293,362                     N/A
Janus Global Value Fund(4)                             $    30,849                     N/A
Janus Government Money Market Fund                             N/A(5)          $ 2,372,101
Janus Growth and Income Fund                           $14,901,592                     N/A
Janus High-Yield Fund                                  $   719,617                     N/A
Janus Mercury Fund                                     $23,614,266                     N/A
Janus Money Market Fund                                        N/A(5)          $26,079,514
Janus Olympus Fund                                     $10,264,074                     N/A
Janus Orion Fund                                       $ 2,286,325                     N/A
Janus Overseas Fund                                    $10,820,174                     N/A
Janus Short-Term Bond Fund                             $   597,557                     N/A
Janus Special Situations Fund                          $ 2,923,164                     N/A
Janus Strategic Value Fund                             $ 5,843,335                     N/A
Janus Tax-Exempt Money Market Fund                             N/A(5)          $   987,377
Janus Twenty Fund                                      $36,539,276                     N/A
Janus Venture Fund                                     $ 2,472,493                     N/A
Janus Worldwide Fund                                   $46,445,127                     N/A

---------------
(1) Net of credits. See "Portfolio Transaction and Brokerage" for more information.
(2) Fees are estimated as of October 29, 2001, and have not been audited.
(3) For the period December 29, 2000 (inception) to October 31, 2001.
(4) For the period June 29, 2001 (inception) to October 31, 2001.
(5) Janus Service Corporation is not compensated for its services to the Money Market Funds.

               THE NEW ADVISORY AGREEMENTS

               The New Advisory Agreements are the same in all material respects as the Current Advisory Agreements. The initial term of each New Advisory Agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002) as its new effective date.

               Forms of the New Advisory Agreements for non-money market funds of the Trust and money market funds of the Trust are attached to this proxy statement as Exhibit B and Exhibit C, respectively. Under the New Advisory Agreements, Janus will continue to provide investment advisory services to each Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that a Fund may own or contemplate acquiring from time to time. All services under the New Advisory Agreements must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's declaration of trust, the Trust's by-laws, any policies adopted by the Trustees, and the investment policies of each Fund as disclosed in the Trust's registration statement on file with the Securities and Exchange Commission ("SEC"), as amended from time to time.

               As compensation for its services, Janus will be entitled to receive from each Fund fees calculated as a percentage of each Fund's average daily net assets. Fees under the New Advisory Agreements will be calculated at the same rate as those incurred under the Current Advisory Agreements. The annual rate paid by each Fund is set forth below.

                                                              Advisory Fee under Current and
Name of Fund                                                     New Advisory Agreements
--------------------------------------------------------------------------------------------
Janus Balanced Fund                                                      0.65%
Janus Core Equity Fund                                                   0.65%
Janus Enterprise Fund                                                    0.65%
Janus Federal Tax-Exempt Fund                                 0.60% of first $300 million
                                                                0.55% over $300 million
Janus Flexible Income Fund                                    0.65% of first $300 million
                                                                0.55% over $300 million
Janus Fund                                                               0.65%
Janus Fund 2                                                             0.65%
Janus Global Life Sciences Fund                                          0.65%
Janus Global Technology Fund                                             0.65%
Janus Global Value Fund                                                  0.65%
Janus Government Money Market Fund                                       0.20%
Janus Growth and Income Fund                                             0.65%
Janus High-Yield Fund                                         0.75% of first $300 million
                                                                0.65% over $300 million
Janus Mercury Fund                                                       0.65%
Janus Money Market Fund                                                  0.20%
Janus Olympus Fund                                                       0.65%
Janus Orion Fund                                                         0.65%
Janus Overseas Fund                                                      0.65%
Janus Short-Term Bond Fund                                    0.65% of first $300 million
                                                                0.55% over $300 million
Janus Special Situations Fund                                            0.65%
Janus Strategic Value Fund                                               0.65%
Janus Tax-Exempt Money Market Fund                                       0.20%
Janus Twenty Fund                                                        0.65%
Janus Venture Fund                                                       0.65%
Janus Worldwide Fund                                                     0.65%

               Janus has contractually agreed to limit the expenses of certain Funds, and these expense limitations will continue in effect under the New Advisory Agreements. Under the terms of the expense limitation agreements, if a Fund's annualized operating expenses exceed a certain percentage of the Fund's average daily net assets, Janus will reduce its fee to the extent of such excess. For purposes of the calculation, items that are not considered normal operating expenses such as interest, taxes, brokerage commissions, distribution fees and other extraordinary expenses, will be excluded from the calculation of "operating expenses." Operating expenses are also calculated net of balance credits and similar offset arrangements

               (excluding directed brokerage arrangements). The expense limitations, expressed as a percentage of annualized average daily net assets, are summarized below. These new expense limits will be effective from the inception of the New Advisory Agreements until July 1, 2002.

Name of Fund                                                  Contractual Expense Limit
---------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                                          0.65%
Janus Flexible Income Fund                                             1.00%
Janus High-Yield Fund                                                  1.00%
Janus Short-Term Bond Fund                                             0.65%

               In addition, Janus has contractually agreed to waive a portion of its advisory fees payable by Janus Government Money Market Fund, Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. Under the terms of such contracts, Janus will waive one-half of its advisory fees, making the effective advisory fee payable by each of these Funds 0.10% of average daily net assets. The contractual waivers will be effective from the inception of the New Advisory Agreements until July 1, 2002.

               Contingent upon receipt of shareholder approval, the New Advisory Agreements will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus' board of directors under the Stock Agreement, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, each New Advisory Agreement will continue in effect as to any Fund for successive annual periods, provided their continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Independent Trustees.

               Under the New Advisory Agreements, Janus will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed upon duties. In addition, Janus furnishes certain other services, including net asset value determination and fund accounting, recordkeeping and blue sky registration and monitoring services for which the Funds may reimburse Janus for its cost. Janus will also bear the cost of reasonable compensation, fees, and related expenses of the Trusts' officers and its trustees that are "interested persons" of the Trust. Other expenses incurred in the operation of a Fund are generally paid by the Fund.

               The New Advisory Agreement for each Fund provides that it may be terminated by the trustees, a majority of shareholders of the Fund, or Janus at any time, without penalty, by giving the other party 60 days' written notice. The New Advisory Agreements also provide that Janus shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to a Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

               Janus acts as investment adviser to other investment companies with investment objectives similar to certain Funds. Information related to these similar investment companies is set forth in Exhibit D.

TRUSTEES' CONSIDERATIONS

               On October 18, 2001, the trustees met with senior officers of Stilwell to discuss Stilwell's intentions regarding the preservation and strengthening of Janus' business and the status of discussions between Stilwell and Janus regarding long-term incentive compensation arrangements for key employees of Janus. The trustees held similar discussions with several key Janus employees.

               At a meeting held on October 31, 2001, the trustees had further discussions with senior officers of Stilwell and Janus and gave further consideration to existing and proposed incentive compensation arrangements for key Janus employees. In particular, the trustees considered matters relating to the possible effects on Janus and the Funds of the expiration of Mr. Bailey's contractual management rights. Among other things, the trustees considered:

               - the commitment of Janus and Stilwell to maintain a cash
                 incentive compensation plan for Janus' key employees, including the Funds' portfolio managers;

               - the expressed intention of Janus and Stilwell to grant Janus'
                 key employees, including the Funds' portfolio managers, an equity interest in Janus as part of their overall compensation packages;

               - the agreement of Stilwell to extend the term of Mr. Bailey's contractual management rights through at least March 28, 2002;

               - the intention of Stilwell to maintain Mr. Bailey as chief executive officer of Janus and the expectation that the operation of Janus and day-to-day management of the Funds will remain largely unchanged for the foreseeable future; and

               - the commitment of Mr. Bailey and Janus' executive investment committee to continue to lead Janus' investment management team.

               In addition, the trustees considered a wide range of information of the type they regularly consider when determining to continue a Fund's advisory agreement as in effect from year to year. The trustees considered information about, among other things:

               - Janus and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each New Advisory Agreement;

               - the scope and quality of the services that Janus has been providing to the Funds;

               - the investment performance of each Fund and of similar funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus by the Funds and by other funds and client accounts managed by Janus, and payable by similar funds managed by other advisers;

               - the total expense ratio of each Fund and of similar funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus for other services;

               - the profitability to Janus and its affiliates; and

               - Janus' use of the Funds' portfolio brokerage transactions to obtain research benefiting the Funds or other Janus clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               After carefully considering the information described above, the trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund. The trustees subsequently considered a more definitive proposal from Stilwell regarding the future structure and ownership of Janus and long-term incentive compensation for key employees of Janus. Having considered these additional matters, the trustees, including the Independent Trustees, reaffirmed their recommendation that the shareholders vote to approve the New Advisory Agreements.

               In the event that the shareholders of any Fund have not approved the New Advisory Agreement for their Fund at the time of the expiration of Mr. Bailey's contractual management rights, Janus will enter into an interim advisory agreement for that Fund pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following expiration. The interim advisory agreement for a Fund will be in substantially the form of the proposed New Advisory Agreement for the Fund but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to Janus). If a Fund has not received the requisite shareholder approval for the New Advisory Agreement within 150 days after the expiration of Mr. Bailey's contractual management rights, the trustees will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

REQUIRED VOTE

               Approval of a New Advisory Agreement with respect to any Fund requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of that Fund. A "majority of the outstanding voting securities" of a Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of a Fund entitled to vote at the Meeting.

               If the shareholders of a Fund do not approve that Fund's New Advisory Agreement, the trustees will seek to obtain interim advisory services for the Fund from another advisory organization. Thereafter, the trustees would either negotiate a new investment advisory agreement with a new advisory organization selected by the trustees or make other appropriate arrangements, in either event subject to approval by such Fund's shareholders.

               THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF EACH NEW ADVISORY AGREEMENT.

PROPOSAL 3

TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST
--------------------------------------------------------------------------------

SUMMARY

               On October 18, 2001, the trustees approved an Amended and Restated Declaration of Trust for the Trust and the Funds in the form attached to this Proxy Statement as Exhibit E (the "New Declaration") and authorized the submission of the New Declaration to the Trust's shareholders for their authorization at this Meeting. The New Declaration is a more modern form of trust instrument for a Massachusetts business trust.

               The New Declaration gives the trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

               The New Declaration amends the current Agreement and Declaration of Trust (the "Current Declaration") in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration effected by the New Declaration.

               IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION AND THE CURRENT DECLARATION. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION ITSELF, WHICH IS ATTACHED AS EXHIBIT E TO THIS PROXY STATEMENT, THE 1940 ACT AND APPLICABLE STATE LAW.

SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION

               REORGANIZATION OR TERMINATION OF THE TRUST OR ITS FUNDS OR
               CLASSES

               Unlike the Current Declaration, the New Declaration generally permits the trustees, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its Funds or classes or to liquidate any of its Funds or classes. The Current Declaration requires shareholder approval in order to reorganize the Trust or any of its Funds or classes or to liquidate any of its Funds or classes.

               Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the Trust, a Fund or class to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the trustees may determine that it would be in the shareholders' interests to reorganize the Trust to domicile it in another state or to change its legal form. Under the Current Declaration, the trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration gives the trustees the flexibility to reorganize all or a portion of the Trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and the Funds operate under the most appropriate form of organization.

               Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trustees to liquidate a Fund or class. For example, a Fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the trustees may determine that liquidating the Fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval may, however, make it more difficult to complete the Fund's liquidation and termination and, in general, will increase costs. In such a case, it may be in the shareholders' interest to permit a Fund's liquidation without incurring the costs and delays of a shareholder meeting.

               As discussed above, before allowing a Trust, Fund, or class reorganization or liquidation of a Fund or class to proceed without shareholder approval, the trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. For example, the trustees would consider whether the proposed reorganization or liquidation would result in any potentially adverse tax implications for shareholders. Any exercise of the trustees' increased authority under the New Declaration is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration would require that shareholders receive prior written notification of any proposed transaction.

               DESIGNATION OF SHARE CLASSES

               Under both the Current Declaration and the New Declaration, the Trust is expressly authorized to issue classes of shares. Classes are often an efficient way of offering a specific investment strategy to different types of investors. Each class represents an interest in the same portfolio of securities but may be offered with different features or fees.

               Under the Current Declaration, certain specified features may differ from class to class: "sales charges, expenses, any rights of redemption, special and relative rights as to dividends and distributions and on liquidation, sinking or purchase fund provisions, conversion rights and . . . voting rights." The New Declaration is less specific, providing that each class may have "such different dividend, liquidation, voting and other rights as the Trustees may determine."

               Under the Current Declaration, the trustees are permitted to set or change provisions applicable to a class, but any provision that adversely affects the holders of any class must be approved by shareholders. There is no such shareholder approval requirement under the New Declaration, although the trustees' discretion to change the characteristics of existing classes may be limited by the 1940 Act and other applicable legal and regulatory requirements.

               OTHER CHANGES EFFECTED BY THE NEW DECLARATION

               In addition to the changes described above, the New Declaration modifies the Current Declaration in a number of important ways, including the following:

               1. The New Declaration allows the trustees to enter into an investment advisory agreement on behalf of a Fund with Janus or another adviser or sub-adviser, and to amend an investment advisory agreement, subject to the provisions of section 15 of the 1940 Act, as modified or interpreted by the SEC. In many, but not all, circumstances section 15 would require shareholder approval of the new or amended agreement. In contrast, the Current Declaration generally requires the vote of a majority of the outstanding voting securities of a Fund to enter into or amend an investment advisory agreement.

               2. The New Declaration omits certain other requirements of the Current Declaration where the subject matter is otherwise addressed by the 1940 Act.

                  - The Current Declaration imposes certain requirements upon contracts involving the Trust. These apply where a trustee or officer of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of the counterparty, or of a parent or affiliate of the counterparty. In some circumstances, these requirements could apply to relationships that do not create any meaningful conflict of interest, such as where the counterparty is a subsidiary of a publicly traded corporation in which an officer or trustee has a small interest. In this context, application of these requirements would be cumbersome. Under the New Declaration, contracts involving officers and trustees would still be subject to the specific requirements of the 1940 Act, which regulate, and in some cases prohibit, contracts between registered investment companies, their trustees and officers, and certain entities with which trustees and officers have a significant relationship.

                  - The New Declaration omits the requirement that a sale of shares pursuant to a distribution agreement, ". . .net the
                    Trust not less than the net asset value per Share . . . ."
                    The Trust has an equivalent obligation under the 1940 Act.

                  - The Current Declaration states specifically that
                    shareholders have the right to redeem shares no less frequently than once a week. The New Declaration omits this statement. Under the 1940 Act, open-end registered investment companies such as the Funds generally are required to allow shareholders to redeem their shares every business day.

                  - The New Declaration removes the implication that only a bank or trust company meeting certain financial criteria may serve as custodian of the Trust's assets. Under the New Declaration, the Trust would be free to enter into any custodial arrangements permitted under the 1940 Act, although the Trust has no immediate plans to utilize this flexibility.

                  - The New Declaration omits the requirement for an annual
                    meeting of the trustees. In light of the 1940 Act, the trustees effectively are required to meet in person at least annually to review the Trust's investment advisory and distribution contracts. In practice, the trustees meet at least quarterly.

                  - The New Declaration omits language referring to the
                    requirements of the 1940 Act that govern shareholder election of trustees.

               3. The New Declaration broadens the authority of the Trust to redeem a shareholder for any reason deemed appropriate by the trustees, although the trustees' ability to do so could be limited by the 1940 Act and other applicable legal and regulatory requirements. The Current Declaration generally allows the trustees only to redeem shareholders who do not meet a Fund's minimum balance requirement or where the trustees determine that failure to do so may have material adverse consequences to shareholders. The New Declaration provides that shares may also be redeemed at the Trust's option upon such conditions as may from time-to-time be determined by the trustees and set forth in the current prospectus.

               4. The New Declaration provides that a trustee may be removed with or without cause by a vote of 2/3 of the shares of the Trust then outstanding or by a 2/3 vote of all trustees in office immediately prior to such removal. The Current Declaration provides that a vote of the holders of a majority of shares of each Fund then outstanding may remove a trustee and does not provide a right for trustees to remove a fellow trustee.

               5. The New Declaration deletes the provision in the Current Declaration that a trustee's term ceases upon his or her bankruptcy. If any Trustee did become bankrupt, under the New Declaration the other trustees could remove such trustee if they determined that it was in the best interest of the shareholders to do so.

               6. The New Declaration omits language providing that the Trust may not have more than 15 trustees at any time. The Trust currently has only five trustees and there are no current plans to substantially increase the number of trustees.

               7. Both the New and Current Declarations allow the trustees to amend the Trust instrument without shareholder vote under certain circumstances. Under the New Declaration, trustees have this ability so long as the amendment does not materially adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law. The comparable language in the Current Declaration is identical, except that it does not include the word "materially."

               8. The New Declaration confirms and clarifies various existing trustee powers. For example, the New Declaration clarifies that the trustees may adopt and offer dividend reinvestment and related plans and may provide for the compensation of officers, agents, employees and trustees.

               9. The New Declaration omits language in the Current Declaration which implies that the Trust will have a single fiscal year. Under certain circumstances it may be advantageous for different Funds of the Trust to have different fiscal years.

               10. The New Declaration provides that its purpose is to operate as an investment company and to offer shareholders one or more investment programs. The Current Declaration states that the Trust's purpose is to engage in the business of being an investment company, but also provides an extensive list of activities consistent with that purpose. The New Declaration omits this list, thus avoiding the implication that any activity that is not listed is inconsistent with the Trust's purpose.

               11. The New Declaration states explicitly that the trustees'
                   allocation of liabilities, expenses, costs, charges and reserves is binding on creditors of the Trust.

               12. The New Declaration provides that, in the event of a
                   liquidation of a Fund or class, the assets distributable to shareholders will be distributed in proportion to the relative net asset value of the shares held by such shareholders. The Current Declaration provides that such distributions generally will be made according to the number of shares held by each shareholder. The provisions of the New Declaration are intended to address the possibility that shares of the same Fund might have different net asset values, such as where a Fund has classes with different expense structures.

               13. The New Declaration provides that each shareholder is given one vote for each dollar of net asset value rather than one vote for each share, as is provided under the Current Declaration. The Trust has multiple Funds and the share price of each Fund will generally differ. Under the Current Declaration, holders of lower-priced shares have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent dollar amount of higher priced shares. Under the New Declaration, a shareholder's voting power will be in direct proportion to the shareholder's investment.

               14. The New Declaration reduces to seven days the amount of prior notice required to be given to shareholders by the trustees in order to call a shareholder meeting. The Current Declaration requires that ten days notice be given.

               15. The New Declaration provides that the records of the Trust shall be open to inspection by shareholders for any lawful purpose reasonably related to a shareholder's interest as a shareholder and that the trustees may establish reasonable standards with respect to shareholder inspection of Trust records, including standards governing what information and documents are to be furnished, at what time and location and at whose expense. The Current Declaration provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

               16. Both the Current Declaration and the New Declaration contain broad indemnification rights for trustees, officers and others for liabilities arising in connection with an action brought against them by reason of their having been a trustee, officer or otherwise serving the Trust. Under the New Declaration such indemnification would not be available if a determination were made that the person seeking such indemnification had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. Under the Current Declaration such indemnification would not be available if a determination were made that the person seeking such indemnification had not acted in good faith in the reasonable belief that such person's actions were in or not opposed to the best interests of the Trust or that such person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

REQUIRED VOTE

               Approval of this proposal will require the affirmative vote of a majority of the outstanding shares of the Trust.

               The trustees have concluded that the proposed adoption of the New Declaration is in the best interests of the Trust's shareholders. If the proposal is not approved, the Current Declaration will remain unchanged and in effect.

               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THEM TO ADOPT AND EXECUTE THE NEW DECLARATION.

PROPOSAL 4

CHANGES TO INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

SUMMARY

               The 1940 Act requires all mutual funds to specify whether they are "diversified" or "non-diversified" and to adopt certain specific investment policies or restrictions, referred to as "fundamental" investment restrictions, that may be changed only by shareholder vote. The trustees, together with Janus, have analyzed each of the Funds' current fundamental investment restrictions and have concluded that certain of the Funds' current restrictions should be simplified, modernized or standardized. The proposed restrictions are written to provide the Funds with flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with such restrictions. The proposed revisions to the Funds' investment restrictions are described below. Exhibit F contains the Funds' corresponding current investment restrictions.

               ALTHOUGH THE PROPOSED CHANGES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, JANUS HAS ADVISED THE TRUSTEES THAT NONE OF THE PROPOSED CHANGES ARE INTENDED TO MODIFY THE WAY ANY FUND IS CURRENTLY MANAGED. The trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the level of risk associated with investing in the Funds. Nor do the trustees anticipate that the proposed changes will, individually or in the aggregate, change the manner in which Janus manages the Funds. If adopted, each Fund will interpret the new restrictions in light of future rules and orders of the SEC and SEC staff interpretations of relevant law.

               4(a) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE DIVERSIFICATION OF A FUND'S INVESTMENTS.

               The 1940 Act distinguishes funds that are "diversified" and those that are "non-diversified." The 1940 Act does not require a non-diversified Fund to adopt a fundamental restriction related to its diversification polices. Accordingly, the trustees recommend that each non-diversified Fund rescind its existing diversification restrictions. This will provide these Funds with significantly increased flexibility in adapting to future SEC rule changes and interpretations. This change will not, however, change the way the non-diversified Funds currently operate.

               A diversified Fund, among other things, is prohibited from purchasing securities of any one issuer if, as to 75% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer at the time of purchase. The 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies. The trustees propose to amend the Funds' diversification policy applicable to non-money market Funds that hold themselves out as "diversified" to specifically add the ability to invest more than 5% of a Fund's total assets in securities of other investment companies.

               There are specific diversification requirements for mutual funds that hold themselves out as money market funds; that is, funds that seek to maintain a constant $1 net asset value. Although the money market Funds are subject to a 5% limitation similar to that discussed above, Rule 2a-7, the SEC rule that governs the way money market funds operate, contains some exceptions to the 5% limitation. The trustees propose to amend the existing restriction applicable to the money market Funds to clarify that such exceptions exist.

               The forms of the restrictions, as proposed to be revised, are set forth below.

                    FORM OF PROPOSED DIVERSIFICATION RESTRICTION (DIVERSIFIED NON-MONEY MARKET FUNDS)

                    With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

                    FORM OF PROPOSED DIVERSIFICATION RESTRICTION (MONEY MARKET FUNDS)

                    With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause, more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               4(b) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE FUNDS' INVESTMENTS IN COMMODITIES.

               Under federal law, financial futures contracts - such as futures contracts related to currencies, stock indices or interest rates - are considered commodities. The non-money market Funds may currently invest in options, futures, forwards, and swaps for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Funds do not consider these instruments to be "commodities" for the purposes of their fundamental restrictions regarding investments in commodities. The Funds propose to expand the language of this restriction to "other derivative instruments." The expanded language will enable the Funds to exclude certain derivative instruments from this restriction to the extent future SEC interpretations may expand the types of instruments that can be excluded from the definition of commodities.

               Due to the unique nature of their investments, the money market Funds do not invest in derivative instruments. Therefore, the money market Funds historically have not adopted an explicit fundamental restriction regarding investments in commodities. However, as a technical matter, the 1940 Act requires the money market Funds to specifically adopt such a policy.

               The form of the restriction, as proposed to be revised, is set forth below.

                    FORM OF PROPOSED COMMODITIES RESTRICTION (ALL FUNDS)

                    A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               4(c) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE LENDING OF A FUND'S PORTFOLIO SECURITIES.

               The proposed revisions to this restriction make clarifying changes to the list of investments that should not be included in the Fund's limit on lending transactions. The proposed revisions also increase the amount of Fund assets that can be lent, consistent with applicable SEC rules. Although no Fund has any current intention to loan in excess of 25% of its total assets, consistent with the terms of relevant exemptive relief previously obtained by the Funds, this provides additional flexibility should those intentions, or the terms of the existing exemptive order, change.

               The form of the restriction, as proposed to be revised, is set forth below.

                    FORM OF PROPOSED RESTRICTION ON LENDING (ALL FUNDS)

                    A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               4(d) TO APPROVE REVISIONS TO THE FUNDS' RESTRICTION CONCERNING
                    BORROWING MONEY AND ISSUING SENIOR SECURITIES.

               The Funds may borrow money from banks and make other investments permissible under the 1940 Act that involve borrowing, within certain prescribed limits. The Funds may also borrow money from each other or other persons to the extent permitted by applicable law. For example, the Funds may borrow money to meet redemptions without being forced to prematurely sell portfolio securities. This technique allows the Funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

               A "senior security" is an obligation of a Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders with respect to the same earnings or assets. SEC staff interpretations allow the Funds to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a Fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

               The restriction proposed below will establish a standardized borrowing and senior securities restriction intended to make certain technical corrections to the Funds' current restriction. The proposal is also intended to correct the inadvertent miscategorization of the non-money market Funds' policy on borrowing as non-fundamental in their registration documents.

                    FORM OF PROPOSED BORROWING AND SENIOR SECURITIES RESTRICTION (ALL FUNDS)

                    The Funds may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

REQUIRED VOTE

               Approval of each of the above revisions requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each affected Fund. A "majority of outstanding voting securities" of a Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of outstanding shares of a Fund entitled to vote at the Meeting.

               The trustees have concluded that the proposed amendments to the investment restrictions will benefit each Fund and its shareholders. If any of the proposed amendments to the investment restrictions are not approved, the current investment restrictions will remain unchanged and in effect.

               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ADOPTION OF THE AMENDED INVESTMENT RESTRICTIONS.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ACTIVITIES AND MANAGEMENT OF JANUS

               Janus is a Colorado corporation organized in 1978 (formerly, Bailey & Griffiths, Ltd.). It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts.

               The directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. The address and principal occupations of each director are set forth in the table below.

Director                        Address                     Principal Occupation
----------------------------------------------------------------------------------------
Thomas H. Bailey     100 Fillmore Street             Director, President, Chairman and
                     Denver, CO 80206                Chief Executive Officer of Janus.

Helen Young Hayes    100 Fillmore Street             Director and Vice President of
                     Denver, CO 80206                Janus; Executive Vice President and
                                                     Portfolio Manager of Janus Overseas
                                                     Fund, Janus Worldwide Fund, Janus
                                                     Aspen International Growth
                                                     Portfolio, Janus Aspen Worldwide
                                                     Growth Portfolio, Janus Adviser
                                                     International Fund and Janus
                                                     Adviser Worldwide Fund.

Michael E. Herman    6201 Ward Parkway               Private investor.
                     Kansas City, MO 64113

Thomas A. McDonnell  DST Systems, Inc.               President and Chief Executive
                     333 West 11th Street, 5th       Officer of DST Systems, Inc.
                     Floor
                     Kansas City, MO 64105

Landon H. Rowland    Stilwell Financial Inc.         Chairman, President and Chief
                     920 Main Street, 21st Floor     Executive Officer of Stilwell
                     Kansas City, MO 64105-2008      Financial Inc.

Michael Stolper      Stolper & Co., Inc.             President of Stolper & Co., Inc.
                     One America Plaza               (an investment advisory firm).
                     600 West Broadway
                     Suite 1010
                     San Diego, CA 92101

               Mr. Bailey sold an approximately 6% stake in Janus to Stilwell in a sale that closed on May 1, 2001. The value of such sale was approximately $610,000,000 (including applicable interest).

PORTFOLIO TRANSACTIONS AND BROKERAGE

               All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of each Fund by Janus, or its agent, pursuant to authority contained in the Fund's Current or New Advisory Agreements. Janus' policy is to seek "best execution" on each trade.

               The Trustees have authorized Janus to place transactions with DST Securities, Inc. ("DSTS"). DSTS is considered an "Affiliated Broker" because it is a wholly-owned subsidiary of DST Systems, Inc. ("DST"), a subsidiary of Stilwell, Janus' parent company. Janus may place transactions with DSTS if it reasonably believes that the quality of execution and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits discussed below, are lower than the net costs that would be incurred through other brokerage firms that provide comparable execution. Brokerage commissions paid on transactions executed through DSTS may be used as a means to reduce Fund expenses by generating credits to offset the license fees charged a Fund by DST for the use of its shareholder accounting system. The chart below sets forth the fees paid to DSTS for the Funds' fiscal year ended October 31, 2001. Funds not listed below did not pay any fees to DSTS.

                                                 Aggregate
                                              Commissions paid    Percent of Aggregate Brokerage
                                                through DSTS         Commissions Paid by Fund
                Name of Fund                   (unaudited)(1)             (unaudited)(1)
-------------------------------------------------------------------------------------------------
Janus Balanced Fund                               $ 30,920                    0.66%
Janus Core Equity Fund                            $  9,480                    0.46%
Janus Enterprise Fund                             $ 50,179                    0.83%
Janus Fund                                        $532,953                    1.50%
Janus Fund 2(2)                                   $  3,376                    0.14%
Janus Global Life Sciences Fund                   $ 24,253                    0.60%
Janus Global Technology Fund                      $ 14,254                    0.28%
Janus Global Value Fund(3)                        $    700                    0.63%
Janus Growth and Income Fund                      $ 28,117                    0.36%
Janus Mercury Fund                                $ 22,272                    0.15%
Janus Olympus Fund                                $ 43,937                    0.57%
Janus Orion Fund                                  $ 10,106                    0.32%
Janus Special Situations Fund                     $ 14,216                    0.30%
Janus Strategic Value Fund                        $ 42,234                    0.62%
Janus Twenty Fund                                 $ 64,006                    0.43%
Janus Worldwide Fund                              $201,272                    0.39%

---------------
(1) Estimated as of October 29, 2001.
(2) For the period December 29, 2000 (inception) to October 31, 2001.
(3) For the period June 29, 2001 (inception) to October 31, 2001.

               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidi-ary of E*Trade Group ("Group"). As of September 28, 2001, Janus owned, in the aggregate, in excess of 5% of the outstanding voting securities of Group in various accounts, including the Funds. By virtue of this ownership, Group is considered an affiliate of Janus for 1940 Act purposes. Solely for purposes of this proxy statement, E*Trade is considered an "Affiliated Broker" because it is a wholly-owned subsidiary of Group, an affiliate of Janus. The chart below sets forth the fees paid to E*Trade for the Funds' fiscal year ended October 31, 2001. Funds not listed below did not pay any fees to E*Trade.

                                   Aggregate Commissions paid               Percent of Aggregate Brokerage
Name of Fund                through E*Trade Securities (unaudited)(1)   Commissions Paid by Fund (unaudited)(1)
---------------------------------------------------------------------------------------------------------------
Janus Global Technology
  Fund                                       $1,945                                      0.04%

---------------
(1) Estimated as of October 29, 2001.

MANNER OF VOTING PROXIES

               The solicitation is being made primarily by the mailing of this proxy statement and the accompanying proxy card on or about November 16, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. In addition, GS may be paid to solicit shareholders on behalf of the Trust or any Fund. The total anticipated cost of such services is estimated to be $7,500,000. The total cost of solicitation regarding the New Advisory Agreements will be borne by Janus, but the Funds may bear some of the costs of solicitation of Proposals 1, 3 and 4. The anticipated cost per Fund of such solicitation is set forth below.

Name of Fund                                                  Cost of Solicitation
----------------------------------------------------------------------------------
Janus Balanced Fund                                                 $ 41,344
Janus Core Equity Fund                                              $  6,852
Janus Enterprise Fund                                               $ 28,739
Janus Federal Tax-Exempt Fund                                       $  1,187
Janus Flexible Income Fund                                          $ 12,365
Janus Fund                                                          $220,704
Janus Fund 2                                                        $  3,473
Janus Global Life Sciences Fund                                     $ 22,637
Janus Global Technology Fund                                        $ 21,321
Janus Global Value Fund                                             $    595
Janus Government Money Market Fund                                  $ 13,955
Janus Growth and Income Fund                                        $ 61,603
Janus High Yield Fund                                               $  3,817
Janus Mercury Fund                                                  $ 74,136
Janus Money Market Fund                                             $158,768
Janus Olympus Fund                                                  $ 28,818
Janus Orion Fund                                                    $  5,646
Janus Overseas Fund                                                 $ 46,666

Name of Fund                                                  Cost of Solicitation
----------------------------------------------------------------------------------
Janus Short-Term Bond Fund                                          $  4,876
Janus Special Situations Fund                                       $  8,805
Janus Strategic Value Fund                                          $ 18,320
Janus Tax-Exempt Money Market Fund                                  $  3,205
Janus Twenty Fund                                                   $136,963
Janus Venture Fund                                                  $  9,458
Janus Worldwide Fund                                                $190,748

               Janus will also reimburse brokerage firms and other financial intermediaries for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

               The Trust may arrange to have votes recorded by telephone. If the Trust records votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               The Trust may also arrange to have votes submitted over the internet. In order to use this feature, you should go to www.proxyvote.com and enter the control number set forth on your proxy card(s). You will be prompted to follow a simple set of instructions. Proxies voted on the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

QUORUM AND VOTING

               Under the terms of the Current Declaration, 30% of the shares entitled to vote shall be a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirm-ative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" each item for the proposed adjournment and will vote those proxies required to be voted "AGAINST" each item against the adjournment.

               Votes to "ABSTAIN" will count toward establishing a quorum. However, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast "FOR" the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and votes to "ABSTAIN" will have the same effect as shares voted against a proposal.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

               Janus and Janus Distributors, 100 Fillmore Street, Denver, Colorado 80206, serve as the Fund's Investment Adviser and Distributor, respectively. Janus also serves as Administrator to Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund.

PRINCIPAL HOLDERS OF VOTING SECURITIES

               As of October 19, 2001, the person(s) or group(s) known by the Trust to be the beneficial owner of more than 5% of a class of a Fund's outstanding voting securities were:

Fund                           Shareholder Name and Address of Record        Percent Held
-----------------------------------------------------------------------------------------
Janus Balanced Fund       Fidelity Investments Institutional Operations          7.92%
                          Company, Inc.
                          As Agent for Certain Employee Benefit Plans
                          100 Magellan Way, #KW1C
                          Covington, KY 41015-1987

                          National Financial Services Co.                        7.70%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            19.21%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Fund                           Shareholder Name and Address of Record        Percent Held
-----------------------------------------------------------------------------------------
Janus Core Equity Fund    National Financial Services Co.                       10.99%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            18.23%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Enterprise Fund     Fidelity Investments Institutional Operations          7.44%
                          Company, Inc.
                          As Agent for Certain Employee Benefit Plans
                          100 Magellan Way, #KW1C
                          Covington, KY 41015-1987

                          The Manufacturers Life Insurance Co. (U.S.A.)          6.50%
                          2500 Bloor Street, East
                          Toronto, ON M4W
                          Canada M4W 1E5

                          Merrill Lynch, Pierce, Fenner & Smith, Inc.            5.01%
                          For the Sole Benefit of Customers
                          4800 Deer Lake Drive East
                          3rd Floor
                          Jacksonville, FL 32246-6486

                          National Financial Services Co.                        7.45%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            14.76%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Federal Tax-Exempt  Charles Schwab & Co., Inc.                             7.77%
Fund                      Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Flexible Income     National Financial Services Co.                        8.56%
Fund                      For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

Fund                           Shareholder Name and Address of Record        Percent Held
-----------------------------------------------------------------------------------------
Janus Flexible Income     Charles Schwab & Co., Inc.                            27.96%
Fund (continued)          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Fund                Charles Schwab & Co., Inc.                            13.89%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Fund 2              National Financial Services Co.                        5.40%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            23.93%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Global Life         National Financial Services Co.                       12.90%
Sciences Fund             For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            19.38%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Global Technology   National Financial Services Co.                        9.47%
Fund                      For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            17.06%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Global Value Fund   Charles Schwab & Co., Inc.                            35.07%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Fund                           Shareholder Name and Address of Record        Percent Held
-----------------------------------------------------------------------------------------
Janus Government Money    Hare and Co.                                           7.21%
Market                    The Bank of New York
Fund -- Institutional     One Wall Street, 2nd Floor
Shares                    New York, NY 10286-0001

                          Janus Twenty Fund                                      6.81%
                          100 Fillmore Street
                          Denver, CO 80206-4928

                          Turtle & Co.                                          26.40%
                          P.O. Box 9427
                          Boston, MA 02209-9427

Janus Government Money    EGAP & Co.                                            99.90%
Market Fund -- Service    Chittenden Trust Company
Shares                    P.O. Box 820
                          Burlington, VT 05402-0820

Janus Growth and Income   National Financial Services Co.                       10.60%
Fund                      For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            21.86%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus High-Yield Fund     National Financial Services Co.                       13.52%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            28.65%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Mercury Fund        National Financial Services Co.                        8.32%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            17.59%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Money Market        Comerica Bank                                         19.27%
Fund -- Institutional     411 W. Lafayette Street
Shares                    Mail Code 3455
                          Detroit, MI 48226-3155

Fund                           Shareholder Name and Address of Record        Percent Held
-----------------------------------------------------------------------------------------
Janus Money Market        Norwest Investment Services                           95.69%
Fund -- Service Shares    608 Second Avenue, South
                          Minneapolis, MN 55402-1916

Janus Olympus Fund        National Financial Services Co.                       10.76%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            19.46%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Orion Fund          National Financial Services Co.                        8.04%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            10.65%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Overseas Fund       Fidelity Investments Institutional Operations          8.17%
                          Company, Inc.
                          As Agent for Certain Employee Benefit Plans
                          100 Magellan Way, #KW1C
                          Covington, KY 41015-1987

                          National Financial Services Co.                       10.61%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            25.22%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Short Term Bond     National Financial Services Co.                        5.20%
Fund                      For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                             6.50%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Fund                           Shareholder Name and Address of Record        Percent Held
-----------------------------------------------------------------------------------------
Janus Special Situations  National Financial Services Co.                        9.00%
Fund                      For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            15.38%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Strategic Value     National Financial Services Co.                        7.06%
Fund                      For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            18.29%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Tax-Exempt Money    National City Bank, AFM                                6.55%
Market                    P.O. Box 94984
Fund -- Institutional     Cleveland, OH 44101-4984
Shares

                          Pantai Capital LLC                                    67.31%
                          44 Cook Street
                          Denver, CO 80206-5822

                          Protechsoft, Inc.                                      7.06%
                          124 W Capital Street, Ste. 1500
                          Little Rock, AR 72201-3743

Janus Twenty Fund         National Financial Services Co.                        5.97%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Nationwide QPVA                                        6.47%
                          c/o IPO Co 67
                          P.O. Box 182029
                          Columbus, OH 43218-2029

                          Charles Schwab & Co., Inc.                            11.30%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Janus Venture Fund        Charles Schwab & Co., Inc.                             9.57%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

Fund                           Shareholder Name and Address of Record        Percent Held
-----------------------------------------------------------------------------------------
Janus Worldwide Fund      Fidelity Investments Institutional Operations         10.50%
                          Company, Inc.
                          As Agent for Certain Employee Benefit Plans
                          100 Magellan Way, #KW1C
                          Covington, KY 41015-1987

                          National Financial Services Co.                        9.17%
                          For the Exclusive Benefit of Our Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10007-3908

                          Charles Schwab & Co., Inc.                            21.49%
                          Exclusive Benefit of Our Customers
                          Reinvest Account
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

               As of October 19, 2001, all of the outstanding shares of Janus Tax-Exempt Money Market Fund -- Service Shares were owned by Janus, which provided seed capital for the Fund.

               As of October 19, 2001, certain trustees and officers of Janus Global Value Fund, as a group, owned 1.09% of the outstanding voting securities of such Fund as shown below:

Fund                             Officer/Trustee of Fund   Amount of Holdings   Percent Held
--------------------------------------------------------------------------------------------
Janus Global Value Fund          Thomas H. Bailey,              $337,750            0.54%
                                 Trustee, President and
                                 Chairman

                                 Bonnie M. Howe,                $ 35,769            0.06%
                                 Vice President

                                 Dennis B. Mullen,              $112,005            0.18%
                                 Trustee

                                 Jason P. Yee,                  $193,000            0.31%
                                 Executive Vice
                                 President
                                 Janus Global Value Fund
Total                                                                               1.09%

               The trustees and officers of the Trust, as a group, own less than 1% of the outstanding voting securities of each other Fund.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP ("PwC") is the independent accountant for the Trust. PwC examines the financial statements for the Funds and may provide other non-audit and tax-related services to the Funds. In accordance with Independence Standards Board Standard No. 1, PwC has confirmed to the Trust's audit committee that they are independent accountants with respect to the Funds. Representa-tives of PwC are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

               FUND RELATED FEES

               Audit Fees. For the Trust's most recent fiscal year ended October 31, 2001, the approximate fee for professional services rendered for the audit of the Funds' annual financial statements is estimated to be $526,000.

               All Other Fees. For the Trust's most recent fiscal year ended October 31, 2001, PwC will be paid approximately $131,250 for all other services, including tax-related and other accounting services, rendered to the Funds.

               NON-FUND RELATED FEES

               All Other Fees. For the Trust's most recent fiscal year ended October 31, 2001, PwC will be paid approximately $42,750 for certain non-audit services rendered on behalf of Janus Service Corporation, a wholly-owned subsidiary of Janus.

SUBMISSION OF SHAREHOLDER PROPOSALS

               The Trust does not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders meeting (if any) cannot be provided. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Trust or any Fund should send their written proposals to the secretary of the Trust at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the Meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

               The trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies will vote on such other matter(s) in accordance with their judgment.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

               November 9, 2001                            JANUS INVESTMENT FUND

EXHIBIT A

EXECUTIVE OFFICERS OF JANUS INVESTMENT FUND
--------------------------------------------------------------------------------

                            Principal occupation for last 5                                Year of
Name (age)                               years                Positions with the Funds   Appointment
----------------------------------------------------------------------------------------------------
Thomas H. Bailey (64)       Chairman, President, Chief        Trustee, President and        1969
                            Executive Officer and Director    Chairman
                            of Janus. Formerly, Director
                            (1997-2001) of Janus
                            Distributors, Inc. and
                            President (1994-1997) of Janus
                            Service Corporation.

Thomas A. Early (46)        Vice President, General Counsel   Vice President and            1998
                            and Secretary of Janus; Vice      General Counsel
                            President, General Counsel,
                            Secretary and Director of Janus
                            Distributors, Inc., Janus
                            Service Corporation, Janus
                            Capital International Ltd.,
                            Janus Institutional Services,
                            Inc., and Janus International
                            Holding Company; Vice
                            President, General Counsel and
                            Director to Janus International
                            (Asia) Limited and Janus
                            International Limited; Vice
                            President, General Counsel and
                            Secretary for The Janus
                            Foundation and Director for
                            Janus Capital Trust Manager
                            Limited and Janus World Funds.
                            Formerly, Executive Vice
                            President and General
                            Counsel/Mutual Funds
                            (1994-1998) of Prudential
                            Insurance Company.

                            Principal occupation for last 5                                Year of
Name (age)                               years                Positions with the Funds   Appointment
----------------------------------------------------------------------------------------------------
Loren M. Starr (40)         Vice President of Finance,        Vice President and Chief      2001
                            Treasurer and Chief Financial     Financial Officer
                            Officer of Janus. Formerly,
                            Managing Director, Treasurer
                            and Head of Corporate Finance
                            and Reporting (1998-2001) for
                            Putnam Investments; and Senior
                            Vice President of Financial
                            Planning and Analysis
                            (1996-1998) for Lehman
                            Brothers, Inc.

Glenn P. O'Flaherty (43)    Vice President of Janus.          Treasurer and Chief           1996
                            Formerly, Director of Fund        Accounting Officer
                            Accounting (1991-1997) of
                            Janus.

Kelley Abbott Howes (36)    Vice President and Assistant      Vice President and            1999
                            General Counsel of Janus, Janus   Secretary                     1995
                            Distributors, Inc., and Janus
                            Service Corporation. Formerly,
                            Assistant Vice President
                            (1997-1999) of Janus; Chief
                            Compliance Officer, Director
                            and President (1997-1999) of
                            Janus Distributors, Inc.; and
                            Assistant Vice President
                            (1998-2000) of Janus Service
                            Corporation.

Bonnie M. Howe (36)         Vice President and Assistant      Vice President                1999
                            General Counsel of Janus, Janus
                            Distributors, Inc., and Janus
                            Service Corporation. Formerly,
                            Assistant Vice President
                            (1997-1999) and Associate
                            Counsel (1995-1999) for Janus
                            and Assistant Vice President
                            (1998-2000) for Janus Service
                            Corporation.

Heidi J. Walter (34)        Vice President and Assistant      Vice President                2000
                            General Counsel of Janus and
                            Janus Service Corporation.
                            Formerly, Vice President and
                            Senior Legal Counsel
                            (1995-1999) for Stein Roe &
                            Farnham Inc.

                            Principal occupation for last 5                                Year of
Name (age)                               years                Positions with the Funds   Appointment
----------------------------------------------------------------------------------------------------
William H. Bales (32)       Vice President of Janus.          Executive Vice President      1997
                            Formerly, Analyst (1993-1997)     and Portfolio Manager
                            for Janus.                        Janus Venture Fund

Laurence J. Chang (36)      Vice President of Janus.          Executive Vice President      1999
                            Formerly, Analyst (1993-1998)     and Portfolio Manager
                            for Janus.                        Janus Worldwide Fund

David J. Corkins (35)       Vice President of Janus.          Executive Vice President      1997
                            Formerly, Analyst (1995-1997)     and Portfolio Manager
                            for Janus.                        Janus Growth and Income
                                                              Fund

David C. Decker (35)        Vice President of Janus.          Executive Vice President
                            Formerly, Analyst (1992-1996)     and Portfolio Manager
                            for Janus.                        Janus Special Situations      1996
                                                              Fund
                                                              Janus Strategic Value         1999
                                                              Fund

James P. Goff (37)          Vice President of Janus.          Executive Vice President      1992
                                                              and Portfolio Manager
                                                              Janus Enterprise Fund

Helen Young Hayes (39)      Vice President and Director of    Executive Vice President
                            Janus.                            and Portfolio Manager
                                                              Janus Overseas Fund           1992
                                                              Janus Worldwide Fund          1993

Warren B. Lammert III (39)  Vice President of Janus.          Executive Vice President      1993
                                                              and Portfolio Manager
                                                              Janus Mercury Fund

C. Mike Lu (32)             Vice President of Janus.          Executive Vice President      1998
                            Formerly, Analyst, (1991-1998)    and Portfolio Manager
                            for Janus.                        Janus Global Technology
                                                              Fund

Brent A. Lynn (37)          Vice President of Janus.          Executive Vice President      2001
                            Formerly, Analyst (1991-2001)     and Portfolio Manager
                            for Janus.                        Janus Overseas Fund

Thomas R. Malley (32)       Vice President of Janus.          Executive Vice President      1998
                            Formerly, Analyst (1991-1998)     and Portfolio Manager
                            for Janus.                        Janus Global Life
                                                              Sciences Fund

Sharon S. Pichler (52)      Vice President of Janus.          Executive Vice President
                                                              and Portfolio Manager
                                                              Janus Money Market Fund       1994
                                                              Janus Tax-Exempt Money        1994
                                                              Market Fund
                                                              Janus Federal Tax-            2001
                                                              Exempt Fund

                            Principal occupation for last 5                                Year of
Name (age)                               years                Positions with the Funds   Appointment
----------------------------------------------------------------------------------------------------
Karen L. Reidy (34)         Vice President of Janus.          Executive Vice President
                            Formerly, Analyst (1995-1999)     and Portfolio Manager
                            for Janus.                        Janus Balanced Fund           2000
                                                              Janus Core Equity Fund        2000

Blaine P. Rollins (34)      Vice President of Janus.          Executive Vice President      2000
                                                              and Portfolio Manager
                                                              Janus Fund

Sandy Rufenacht (36)        Vice President of Janus.          Executive Vice President
                                                              and Portfolio Manager
                                                              Janus High-Yield Fund         1996
                                                              Janus Short-Term Bond         1995
                                                              Fund

Ron Sachs (34)              Vice President of Janus.          Executive Vice President      2000
                            Formerly, Analyst (1996-2000)     and Portfolio Manager
                            for Janus.                        Janus Orion Fund

Scott W. Schoelzel (43)     Vice President of Janus.          Executive Vice President      1997
                                                              and Portfolio Manager
                                                              Janus Twenty Fund

John H. Schreiber (32)      Vice President of Janus.          Executive Vice President      2000
                            Formerly, Analyst (1997-2000)     and Portfolio Manager
                            for Janus and Analyst             Janus Fund 2
                            (1995-1997) for Fidelity
                            Investments.

Ronald V. Speaker* (37)     Vice President of Janus.          Executive Vice President      1992
                                                              and Portfolio Manager
                                                              Janus Flexible Income
                                                              Fund

J. Eric Thorderson (40)     Vice President of Janus.          Executive Vice President      1999
                            Formerly, Senior Analyst          and Portfolio Manager
                            (1996-1999) for Janus.            Janus Government Money
                                                              Market Fund

Jason Yee (32)              Vice President of Janus.          Executive Vice President      2001
                            Formerly, Portfolio Manager and   and Portfolio Manager
                            Managing Director (1996-2000)     Janus Global Value Fund
                            of Bee & Associates and
                            Assistant Portfolio Manager
                            (1996 and 2000) for Janus.
                            Formerly, Analyst (1992-1996
                            and 2001) for Janus.

Claire Young (36)           Vice President of Janus.          Executive Vice President      1997
                            Formerly, Analyst (1992-1997)     and Portfolio Manager
                            for Janus.                        Janus Olympus Fund

---------------
* In January 1997, Mr. Speaker settled an administrative action involving two personal trades made by him in January 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

EXHIBIT B

FORM OF JANUS INVESTMENT FUND
INVESTMENT ADVISORY AGREEMENT
[NON MONEY MARKET FUNDS]
[NAME OF FUND]
--------------------------------------------------------------------------------

               THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this
                         day of           , 2002, between JANUS INVESTMENT FUND,
               a Massachusetts business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                                     W I T N E S S E T H:

               WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

               WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [NAME OF FUND] (the "Fund"); and

               WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

               NOW, THEREFORE, the parties agree as follows:

               1. INVESTMENT ADVISORY SERVICES. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment com-pany. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust.

               2. OTHER SERVICES. JCC is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCC is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCC to be necessary or desirable. JCC shall generally monitor and report to the Fund's officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCC shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCC is also authorized, subject to review by the Trustees, to furnish such other services as JCC shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

               3. OBLIGATIONS OF TRUST. The Trust shall have the following obligations under this Agreement:

                   (a) to keep JCC continuously and fully informed as to the
                       composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

                   (b) to furnish JCC with a certified copy of any financial
                       statement or report prepared for it by certified or independent public accountants and with copies of any financial state-ments or reports made to its shareholders or to any governmental body or securities exchange;

                   (c) to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its function under this Agreement; and

                   (d) to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

               [FOR JANUS BALANCED FUND, JANUS CORE EQUITY FUND, JANUS ENTERPRISE FUND, JANUS FUND, JANUS FUND 2, JANUS GROWTH AND INCOME FUND, JANUS MERCURY FUND, JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS SPECIAL SITUATIONS FUND, JANUS STRATEGIC VALUE FUND, JANUS TWENTY FUND, JANUS VENTURE FUND, JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND, JANUS OVERSEAS FUND, AND JANUS WORLDWIDE FUND]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the daily closing net asset value of the Fund (1/366 of 0.65% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

               [FOR JANUS FEDERAL TAX-EXEMPT FUND]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.60% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.55% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of either rate in a leap year). The fee shall be paid monthly.

               [FOR JANUS FLEXIBLE INCOME FUND AND JANUS SHORT-TERM BOND FUND]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.55% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of either rate in a leap year). The fee shall be paid monthly.

               [FOR JANUS HIGH-YIELD FUND]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.75% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.65% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of either rate in a leap year). The fee shall be paid monthly.

               5. EXPENSES BORNE BY JCC. In addition to the expenses which JCC may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCC shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

                   (a) Reasonable compensation, fees and related expenses of the
                       Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCC; and

                   (b) Rental of offices of the Trust.

               6. EXPENSES BORNE BY THE TRUST. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCC pursuant to Sections 2 and 5 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCC or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

               7. TREATMENT OF INVESTMENT ADVICE. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees.

               8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Fund after such termination.

               9. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

               10. TERM. This Agreement shall continue in effect until July 1,
                   2002, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Trust. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

               11. AMENDMENTS. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCC and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

               12. OTHER SERIES. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

               13. LIMITATION OF PERSONAL LIABILITY. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

               14. LIMITATION OF LIABILITY OF JCC. JCC shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

               15. ACTIVITIES OF JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

               16. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

               IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                           JANUS CAPITAL CORPORATION

                                           By: ---------------------------------
                                              Thomas A. Early, Vice President

                                           JANUS INVESTMENT FUND

                                           By: ---------------------------------
                                              Thomas H. Bailey, President

EXHIBIT C

FORM OF JANUS INVESTMENT FUND
INVESTMENT ADVISORY AGREEMENT
[MONEY MARKET FUNDS]
[NAME OF MONEY MARKET FUND]
--------------------------------------------------------------------------------

               THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this
                 day of           , 2002, between JANUS INVESTMENT FUND, a
               Massachusetts business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                                     W I T N E S S E T H:

               WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

               WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; one of such funds created by the Trust being designated as the [NAME OF FUND] (the "Fund"); and

               WHEREAS, the Trust and JCC have entered into a separate agreement for the provision of administrative services; and

               WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund as described below.

               NOW, THEREFORE, the parties agree as follows:

               1. INVESTMENT ADVISORY SERVICES. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's Declaration of Trust, bylaws, and registration statements under the 1940 Act and the 1933 Act (as they may be supplemented from time to time and as authorized by the Trustees), to policies and directives affecting the Fund adopted by the Trustees and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities and other obligations and related brokerage and dealer relationships as directed by the appropriate Officers of the Trust.

               2. OTHER SERVICES. JCC is hereby authorized, subject to review by the Trustees, to furnish or arrange for such other services as JCC shall from time to time determine to be necessary or useful to perform the services specifically contemplated by this Agreement.

               3. OBLIGATIONS OF TRUST. The Trust shall have the following obligations under this Agreement:

                   (a) to keep JCC continuously and fully informed as to the
                       composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

                   (b) to furnish JCC with a certified copy of any financial
                       statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

                   (c) to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its functions under this Agreement; and

                   (d) to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, payable in arrears on the last day of each month during which or part of which this Agreement is in effect, at the rate of 1/365 of 0.20% of the aggregate closing net asset value of the shares of the Fund for each day of such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

               5. EXPENSES BORNE BY THE TRUST. The Trust shall bear all expense incidental to the operation of the Fund.

               6. TREATMENT OF INVESTMENT ADVICE. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund.

               7. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Fund after such termination.

               8. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

               9. TERM. This Agreement shall continue in effect until July 1, 2002, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of those Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, or by the affirmative vote of a majority of the outstanding voting securities of the Trust. The annual approvals provided for herein shall be effective to continue this

                   Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

               10. AMENDMENTS. This Agreement may be amended by the parties only if such amendment is specifically approved (a) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of JCC and, (b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

               11. LIMITATION OF PERSONAL LIABILITY. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

               12. LIMITATION OF LIABILITY OF JCC. JCC shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

               13. ACTIVITIES OF JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

               14. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

               IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                           JANUS CAPITAL CORPORATION

                                           By: ---------------------------------
                                              Thomas A. Early, Vice President

                                           JANUS INVESTMENT FUND

                                           By: ---------------------------------
                                              Thomas H. Bailey, President

EXHIBIT D

FUNDS ADVISED/SUBADVISED BY JANUS

--------------------------------------------------------------------------------

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund,              $     6.7           0.55% first $100 million*
Inc. --                                                            0.50% next $400 million
AAL Aggressive Growth Portfolio                                    0.45% over $500 million

The AAL Mutual Funds --                        $    39.5           0.55% first $100 million*
AAL Aggressive Growth Fund                                         0.50% next $400 million
                                                                   0.45% over $500 million

American Skandia Trust --                      $   543.0           0.50% on all assets*
AST Janus Overseas Growth Portfolio

American Skandia Trust --                      $    52.2           0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio                                 0.50% next $400 million
                                                                   0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion

American Skandia Trust --                      $    29.7           0.55% first $100 million*
AST Janus Strategic Value Portfolio                                0.50% next $400 million
                                                                   0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion

American Skandia Advisor Funds,                $ 1,035.6           0.50% first $500 million*
Inc. --                                                            0.45% next $500 million
ASAF Janus Capital Growth Fund                                     0.40% next $4 billion
                                                                   0.35% over $5 billion

American Skandia Advisor Funds,                $   250.0           0.50% on all assets*
Inc. --
ASAF Janus Overseas Growth Fund

American Skandia Advisor Funds,                $    19.2           0.55% first $100 million*
Inc. --                                                            0.50% next $400 million
ASAF Janus Mid-Cap Growth Fund                                     0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion


---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
The GCG Trust --                               $   979.7           0.55% first $100 million*
Growth Portfolio                                                   0.50% next $400 million
                                                                   0.45% over $500 million
                                                                   0.425% next $2 billion
                                                                   0.40% over $3 billion

The GCG Trust --                               $    19.5           0.55% first $100 million*
Special Situations Portfolio                                       0.50% next $400 million
                                                                   0.45% over $500 million

IDEX Mutual Funds --                           $   167.1           0.50% first $750 million*+
IDEX Janus Capital Appreciation Fund                               0.45% next $250 million
                                                                   0.425% over $1 billion

Janus Core Equity Fund                         $   711.0           0.65%
Janus Enterprise Fund                          $ 2,945.3           0.65%
Janus Global Life Sciences Fund                $ 2,375.5           0.65%
Janus Global Technology Fund                   $ 1,968.7           0.65%
Janus Global Value Fund                        $    56.4           0.65%
Janus Mercury Fund                             $ 7,875.7           0.65%
Janus Olympus Fund                             $ 2,942.9           0.65%
Janus Orion Fund                               $   561.6           0.65%
Janus Overseas Fund                            $ 4,868.5           0.65%
Janus Special Situations Fund                  $   907.0           0.65%
Janus Strategic Value Fund                     $ 1,877.7           0.65%
Janus Twenty Fund                              $14,362.7           0.65%
Janus Venture Fund                             $   966.1           0.65%
Janus Aspen Aggressive Growth                  $ 1,973.8           0.65%
  Portfolio
Janus Aspen Capital Appreciation               $ 1,126.6           0.65%
  Portfolio
Janus Aspen Core Equity Portfolio              $    12.6           0.65%++
Janus Aspen Global Life Sciences               $    42.4           0.65%++
  Portfolio

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
Janus Aspen Global Technology                  $   204.1           0.65%++
  Portfolio
Janus Aspen Global Value Fund                  $     1.8           0.65%++
Janus Aspen International Growth Fund          $ 1,232.6           0.65%
Janus Aspen Strategic Value Portfolio          $    13.4           0.65%++
Janus Adviser Aggressive Growth Fund           $   262.0           0.65%#
Janus Adviser Capital Appreciation             $   221.6           0.65%#
  Fund
Janus Adviser Core Equity Fund                 $     7.5           0.65%#
Janus Adviser Global Value Fund                $     1.8           0.65% sec.
Janus Adviser International Fund               $   386.9           0.65%#
Janus Adviser Strategic Value Fund             $     4.4           0.65% sec.

JNL Series Trust --                            $   407.0           0.55% first $100 million*
JNL/Janus Aggressive Growth Series                                 0.50% next $400 million
                                                                   0.45% over $500 million

JNL Series Trust --                            $   232.3           0.55% first $100 million*
JNL/Janus Capital Growth Series                                    0.50% next $400 million
                                                                   0.45% over $500 million

John Hancock Variable Series Trust             $   212.5           0.55% first $100 million*
I --                                                               0.50% next $400 million
Mid Cap Growth Fund                                                0.45% over $500 million

Manufacturers Investment Trust --              $   109.1           0.55% first $100 million*
Dynamic Growth Trust                                               0.50% next $400 million
                                                                   0.45% over $500 million

MassMutual Institutional Funds --              $   121.1           0.55% first $100 million*
MassMutual Aggressive Growth Fund                                  0.50% next $400 million
                                                                   0.45% over $500 million

---------------
++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
# Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
sec. Until at least the next annual renewal of the advisory agreement
     (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc. --              $   930.5           0.55% first $100 million*
Janus Mid-Cap Portfolio                                            0.50% next $400 million
                                                                   0.45% over $500 million

Met Investors Series Trust --                  $     7.8           0.55% first $100 million*
Janus Aggressive Growth Portfolio                                  0.50% next $400 million
                                                                   0.45% over $500 million

Ohio National Fund, Inc. --                    $    14.1           0.55% first $100 million*
Aggressive Growth Portfolio                                        0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $ 2,076.0           0.55% first $100 million*
Growth LT Portfolio                                                0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $    42.5           0.55% first $100 million*
Focused 30 Portfolio                                               0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $    67.0           0.55% first $100 million*
Strategic Value Portfolio                                          0.50% next $400 million
                                                                   0.45% over $500 million

The Phoenix Edge Series Fund --                $    18.6           0.55% first $100 million*
Phoenix-Janus Core Equity Series                                   0.50% next $400 million
                                                                   0.45% over $500 million

The Travelers Series Trust --                  $ 1,188.9           0.55% first $100 million*
Capital Appreciation Fund                                          0.50% next $400 million
                                                                   0.45% over $500 million

WM Group of Funds --                           $   568.0           0.55% first $25 million*
Growth Fund                                                        0.50% next $475 million
                                                                   0.45% over $500 million

WM Variable Trust --                           $   158.1           0.55% first $25 million*
Growth Fund                                                        0.50% next $475 million
                                                                   0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE TWO - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                          Net Assets (Millions) as            Advisory Fee
Name of Fund                               of September 30, 2001     (% of average daily net assets)
----------------------------------------------------------------------------------------------------
Aegon/Transamerica Series Fund, Inc. --          $   988.9           *
Janus Global Portfolio

American Skandia Trust --                        $ 2,149.1           0.50% first $500 million+
JanCap Growth Portfolio                                              0.45% next $500 million
                                                                     0.40% next $4 billion
                                                                     0.35% over $5 billion

IDEX Mutual Funds --                             $   884.3           0.50% first $750 million+
IDEX Janus Global Fund                                               0.45% next $250 million
                                                                     0.425% over $1 billion

Janus Fund                                       $23,323.4           0.65%
Janus Fund 2                                     $   362.4           0.65%
Janus Worldwide Fund                             $19,956.7           0.65%
Janus Aspen Growth Portfolio                     $ 2,388.4           0.65%
Janus Aspen Worldwide Growth Portfolio           $ 5,248.5           0.65%
Janus Adviser Growth Fund                        $   221.5           0.65%++
Janus Adviser Worldwide Fund                     $   838.4           0.65%++

JNL Series Trust --                              $   366.3           0.55% first $100 million+
Global Equities Series                                               0.50% next $400 million
                                                                     0.45% over $500 million

Lincoln National Capital Appreciation            $ 1,002.8           0.55% first $100 million+
Fund, Inc. --                                                        0.50% next $400 million
Capital Appreciation Fund                                            0.45% over $500 million

Metropolitan Series Fund, Inc. --                $     6.3           0.55% first $100 million+
Janus Growth Portfolio                                               0.50% next $400 million
                                                                     0.45% over $500 million

---------------
* Janus receives a fee equal to 50% of the fee received by the primary investment adviser.
+ Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE THREE - FUNDS SEEKING LONG-TERM CAPITAL GROWTH AND CURRENT INCOME

                                           Net Assets (Millions)              Advisory Fee
Name of Fund                              as of September 30, 2001   (% of average daily net assets)
----------------------------------------------------------------------------------------------------
The GCG Trust --                                 $    66.0           0.55% first $100 million*
Growth and Income Portfolio                                          0.50% next $400 million
                                                                     0.45% over $500 million

IDEX Mutual Funds --                             $    18.6           0.55% first $100 million*+
IDEX Janus Growth and Income Fund                                    0.50% next $400 million
                                                                     0.45% over $500 million

Janus Growth and Income Fund                     $ 6,352.9           0.65%
Janus Aspen Growth and Income Portfolio          $   157.8           0.65%
Janus Adviser Growth and Income Fund             $    41.5           0.65%++

JNL Series Trust --                              $    19.1           0.55% first $100 million*
JNL Growth and Income Series                                         0.50% next $400 million
                                                                     0.45% over $500 million

Scudder Variable Series II --                    $   132.8           0.55% first $100 million*
SVS Growth and Income Portfolio                                      0.50% next $400 million
                                                                     0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.40% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE FOUR - FUNDS SEEKING LONG-TERM CAPITAL GROWTH, CONSISTENT WITH PRESERVATION OF CAPITAL AND BALANCED BY CURRENT INCOME

                                           Net Assets (Millions)              Advisory Fee
Name of Fund                              as of September 30, 2001   (% of average daily net assets)
----------------------------------------------------------------------------------------------------
IDEX Mutual Funds --                             $   469.5           0.50% first $750 million*+
IDEX Janus Balanced Fund                                             0.45% next $250 million
                                                                     0.425% over $1 billion

Janus Balanced Fund                              $ 4,323.5           0.65%
Janus Aspen Balanced Portfolio                   $ 3,340.9           0.65%
Janus Adviser Balanced Fund                      $   521.2           0.65%++

Jefferson Pilot Variable Funds, Inc. --          $    63.9           0.55% first $100 million*
JPVF Balanced Portfolio                                              0.50% next $400 million
                                                                     0.45% over $500 million

JNL Series Trust --                              $    69.9           0.55% first $100 million*
JNL/Janus Balanced Series                                            0.50% next $400 million
                                                                     0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE FIVE - FUNDS SEEKING CURRENT INCOME

                                       Net Assets (Millions)              Advisory Fee
Name of Fund                          as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                $   121.8           0.60% of first $300 million#
                                                                 0.55% over $300 million

Janus High-Yield Fund                        $   398.2           0.75% of first $300 million#
                                                                 0.65% over $300 million

Janus Short-Term Bond Fund                   $   498.6           0.65% of first $300 million#
                                                                 0.55% over $300 million

---------------
# Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreements (anticipated to be July 1, 2002).

TABLE SIX - FUNDS SEEKING TOTAL RETURN

                                          Net Assets (Millions)               Advisory Fee
Name of Fund                             as of September 30, 2001    (% of average daily net assets)
-----------------------------------------------------------------------------------------------------
IDEX Mutual Funds --                            $    81.4           0.45% first $100 million*+
IDEX Janus Flexible Income Fund                                     0.40% next $150 million
                                                                    0.35% over 250 million

Janus Flexible Income Fund                      $ 1,257.0           0.65% of first $300 million++
                                                                    0.55% over $300 million

Janus Aspen Flexible Income Portfolio           $   366.2           0.65% of first $300 million#
                                                                    0.55% over $300 million

Janus Adviser Flexible Income Fund              $     7.6           0.65% of first $300 million sec.
                                                                    0.55% over $300 million

The Phoenix Edge Series Fund --                 $    23.5           0.55% first $100 million*
Phoenix-Janus Flexible Income Series                                0.50% next $400 million
                                                                    0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreement (anticipated to be on or around July 1, 2002).
# Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only) brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
sec. Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE SEVEN - FUNDS SEEKING MAXIMUM CURRENT INCOME TO EXTENT CONSISTENT WITH STABILITY OF CAPITAL

                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund                 $ 1,525.0                       0.20%*
Janus Money Market Fund                            $15,216.1                       0.20%*
Janus Tax-Exempt Money Market Fund                 $   271.7                       0.20%*
Janus Aspen Money Market Portfolio                 $   123.2                       0.25%+
Janus Adviser Money Market Fund                         17.6                      0.25%++

---------------
* Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreements (anticipated to be on or around July 1, 2002).
+ Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreements (anticipated to be on or around July 1, 2002).
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

EXHIBIT E

JANUS INVESTMENT FUND
AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST

[JANUARY 31], 2002

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
ARTICLE I - Name and Definitions..................................    1
 SECTION 1.1   Name and Principal Office..........................    1
 SECTION 1.2   DEFINITIONS........................................    2
ARTICLE II - PURPOSE OF TRUST.....................................    2
ARTICLE III - THE TRUSTEES........................................    3
 SECTION 3.1   Number, Designation, Election, Term, etc. .........    3
         (a)   Trustees...........................................    3
         (b)   Number.............................................    3
         (c)   Election and Term..................................    3
         (d)   Resignation and Retirement.........................    3
         (e)   Removal............................................    3
         (f)   Vacancies..........................................    4
         (g)   Effect of Death, Resignation, etc. ................    4
         (h)   No Accounting......................................    4
 SECTION 3.2   Powers of Trustees.................................    4
         (a)   Investments........................................    6
         (b)   Disposition of Assets..............................    6
         (c)   Ownership Powers...................................    6
         (d)   Subscription.......................................    6
         (e)   Form of Holding....................................    6
         (f)   Reorganization, etc. ..............................    7
         (g)   Voting Trusts, etc. ...............................    7
         (h)   Compromise.........................................    7
         (i)   Partnerships, etc. ................................    7
         (j)   Borrowing and Security.............................    7
         (k)   Guarantees, etc. ..................................    7
         (l)   Insurance..........................................    7
         (m)   Pensions, etc. ....................................    8
         (n)   Distribution Plans.................................    8
 SECTION 3.3   Certain Contracts..................................    8
         (a)   Advisory...........................................    8
         (b)   Administration.....................................    9
         (c)   Distribution.......................................    9
         (d)   Custodian and Depository...........................    9
         (e)   Transfer and Dividend Disbursing Agency............    9
         (f)   Shareholder Servicing..............................    9
         (g)   Accounting.........................................    9
 SECTION 3.4   Payment of Trust Expenses and Compensation of
               Trustees...........................................   10
 SECTION 3.5   Ownership of Assets of the Trust...................   11
 SECTION 3.6   Action by Trustees.................................   11

                                                                    PAGE
                                                                    ----
ARTICLE IV - SHARES...............................................   11
 SECTION 4.1   Description of Shares..............................   11
 SECTION 4.2   ESTABLISHMENT AND DESIGNATION OF SERIES............   13
         (a)   ASSETS BELONGING TO SERIES.........................   13
         (b)   LIABILITIES BELONGING TO SERIES....................   14
         (c)   DIVIDENDS..........................................   15
         (d)   LIQUIDATION........................................   16
         (e)   VOTING.............................................   16
         (f)   REDEMPTION BY SHAREHOLDER..........................   16
         (g)   REDEMPTION BY TRUST................................   17
         (h)   NET ASSET VALUE....................................   17
         (i)   TRANSFER...........................................   18
         (j)   EQUALITY...........................................   18
         (k)   FRACTIONS..........................................   19
         (l)   CONVERSION RIGHTS..................................   19
         (m)   CLASS DIFFERENCES..................................   19
 SECTION 4.3   Ownership of Shares................................   19
 SECTION 4.4   Investments in the Trust...........................   20
 SECTION 4.5   No Pre-emptive Rights..............................   20
 SECTION 4.6   Status of Shares and Limitation of Personal
               Liability..........................................   20
 SECTION 4.7   No Appraisal Rights................................   20
ARTICLE V - SHAREHOLDERS' VOTING POWERS AND MEETINGS..............   21
 SECTION 5.1   Voting Powers......................................   21
 SECTION 5.2   Meetings...........................................   21
 SECTION 5.3   Record Dates.......................................   22
 SECTION 5.4   Quorum and Required Vote...........................   22
 SECTION 5.5   Action by Written Consent..........................   23
 SECTION 5.6   Inspection of Records..............................   23
 SECTION 5.7   Additional Provisions..............................   23
ARTICLE VI - LIMITATION OF LIABILITY; INDEMNIFICATION.............   23
 SECTION 6.1   Trustees, Shareholders, etc. Not Personally Liable;
               Notice.............................................   23
 SECTION 6.2   Trustee's Good Faith Action; Expert Advice; No Bond
               or Surety..........................................   24
 SECTION 6.3   Indemnification of Shareholders....................   25
 SECTION 6.4   Indemnification of Trustees, Officers, etc.........   25
 SECTION 6.5   Compromise Payment.................................   26
 SECTION 6.6   Indemnification Not Exclusive, etc. ...............   26
 SECTION 6.7   Liability of Third Persons Dealing with Trustees...   27
ARTICLE VII - MISCELLANEOUS.......................................   27
 SECTION 7.1   Duration and Termination of Trust..................   27
 SECTION 7.2   Reorganization.....................................   27
 SECTION 7.3   Amendments.........................................   28

                                                                    PAGE
                                                                    ----
 SECTION 7.4   Filing of Copies; References; Headings.............   29
 SECTION 7.5   Applicable Law.....................................   29
 SECTION 7.6   Integration........................................   29
 SECTION 7.7   Use of the Name....................................   30

JANUS INVESTMENT FUND
AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST
--------------------------------------------------------------------------------

               THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made
               as of this           day of           , 2002, by the Trustees
               hereunder.

                                     W I T N E S S E T H:

               WHEREAS, Bryan G. Tyson, as sole Trustee, first adopted the Declaration of Trust of this Trust on February 11, 1986;

               WHEREAS, such Agreement and Declaration of Trust has been previously amended by the affirmative vote of a majority of the Trustees at meetings duly called and held on December 9, 1994 and September 10, 1996;

               WHEREAS, pursuant to Sections 9.3 and 9.4 of the Agreement and Declaration of Trust, as amended, this Amended and Restated Declaration of Trust has been adopted by a majority of the Trustees, having been authorized to do so by a vote of Shareholders holding a majority of all Shares outstanding and entitled to vote, without regard to Series;

               NOW, THEREFORE, the Trustees hereby amend and restate the Declaration of Trust dated February 11, 1986, as previously amended, in its entirety and declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust and the Series existing from time to time hereunder.

ARTICLE I - NAME AND DEFINITIONS

               SECTION 1.1 Name and Principal Office. This Trust shall be known as "Janus Investment Fund" and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. The principal office of the Trust shall be located at 100 Fillmore Street, Denver, Colorado

                                        1

               80206-4928 or at such other location as the Trustees may from time to time determine.

               SECTION 1.2 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

                  (a) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;

                  (b) "class" refers to any class of Shares of any Series established and designated under or in accordance with the provisions of Article IV;

                  (c) "Commission" shall have the meaning given it in the 1940 Act;

                  (d) "Declaration of Trust" shall mean this Amended and Restated Agreement and Declaration of Trust, as further amended or restated from time to time;

                  (e) "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

                  (f) "Shareholder" means a record owner of Shares;

                  (g) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust and each Series of the Trust and/or any class of any Series (as the context may require) shall be divided from time to time;

                  (h) "Series" refers to a series of Shares established and designated under or in accordance with the provisions of
                  Article IV;

                  (i) "Trust" refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time, inclusive of each and every Series established hereunder; and

                  (j) "Trustees" refers to the Trustees of the Trust and of each Series hereunder named herein or elected in accordance with
                  Article III.

ARTICLE II - PURPOSE OF TRUST

               The purpose of the Trust is to operate as an investment company and to offer Shareholders of the Trust and each Series of the Trust one or more investment programs.

                                        2
 76

ARTICLE III - THE TRUSTEES

               SECTION 3.1  Number, Designation, Election, Term, etc.

                  (a) Trustees. Immediately following adoption of this Amended and Restated Declaration of the Trust, the Trustees of the Trust and of each Series hereunder shall be: Thomas H. Bailey, Dennis B. Mullen, James T. Rothe, William D. Stewart, and Martin H. Waldinger.

                  (b) Number. The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase or decrease the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of such Trustee's term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 3.1.

                  (c) Election and Term. Trustees in addition to those named herein may become such by election by Shareholders or the Trustees in office pursuant to Section 3.1(f). Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee of the Trust and of each Series hereunder during the lifetime of this Trust and until its termination as hereinafter provided except as such Trustee sooner dies, resigns, retires, is adjudicated incompetent or is removed. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies.

                  (d) Resignation and Retirement. Any Trustee may resign or retire as a Trustee, by written instrument signed by such Trustee and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument and shall be effective as to the Trust and each Series hereunder.

                  (e) Removal. Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less

                                        3
                  than two-thirds of the Shares then outstanding and filed with the Trust's custodian. Any such removal shall be effective as to the Trust and each Series hereunder.

                  (f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the other Trustees may (subject to the requirements of the 1940 Act) be filled by a majority of the remaining Trustees through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine and such appointment shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted such appointment and shall have agreed in writing to be bound by this Declaration of Trust and the appointment is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

                  (g) Effect of Death, Resignation, etc. The death, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Series hereunder or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

                  (h) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify removal for cause, no person ceasing to be a Trustee as a result of death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

               SECTION 3.2 Powers of Trustees. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. The Trustees shall have full power and authority to do any and all acts

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               and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not be bound or limited by present or future laws or customs with regard to investment by trustees or fiduciaries, but shall have full authority and absolute power and control over the assets of the Trust and the business of the Trust to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, including such authority, power and control to do all acts and things as they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may sue or be sued in the name of the Trust; they may from time to time in accordance with the provisions of Section 4.1 hereof establish Series, each such Series to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes; they may from time to time in accordance with the provisions of
               Section 4.1 hereof establish classes of Shares of any Series or divide the Shares of any Series into classes; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate, any one or more committees consisting of one or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with
               Section 3.3 they may employ one or more advisers, administrators, depositories and custodians and may authorize any depository or custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, and set record dates or times for the determination of Shareholders or various of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians,

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               other agents, consultants and employees of the Trust or the
               Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation, the power and authority to act in the name of the Trust and any Series and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

               Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority for and on behalf of the Trust and each separate Series established hereunder:

                  (a) Investments. To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

                  (b) Disposition of Assets. To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

                  (c) Ownership Powers. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

                  (d) Subscription. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

                  (e) Form of Holding. To hold any security, debt instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or of any Series or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

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

                  (f) Reorganization, etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

                  (g) Voting Trusts, etc. To join with other holders of any securities or debt instruments in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

                  (h) Compromise. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any Series or any matter in controversy, including but not limited to claims for taxes;

                  (i) Partnerships, etc. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

                  (j) Borrowing and Security. To borrow funds and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

                  (k) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

                  (l) Insurance. To purchase and pay for entirely out of Trust property such insurance and/or bonding as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors thereof (or any person con-

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

                  nected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

                  (m) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

                  (n) Distribution Plans. To adopt on behalf of the Trust or any Series with respect to any class thereof a plan of distribution and related agreements thereto pursuant to the terms of Rule 12b-1 of the 1940 Act and to make payments from the assets of the Trust or the relevant Series pursuant to said Rule 12b-1 Plan.

               SECTION 3.3 Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals (a "Contracting Party"), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust and/or any Series or class thereof, and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

                  (a) Advisory. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Series, to manage such investments and assets, make investment decisions with respect thereto, and to place purchase

                                        8
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

                  and sale orders for portfolio transactions relating to such investments and assets;

                  (b) Administration. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Series (including each class thereof), to supervise all or any part of the operations of the Trust and each Series, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Series;

                  (c) Distribution. To distribute the Shares of the Trust and each Series (including any classes thereof), to the principal underwriter of such Shares, and/or to act as agent of the Trust and each Series in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

                  (d) Custodian and Depository. To act as depository for and to maintain custody of the property of the Trust and each Series in connection therewith;

                  (e) Transfer and Dividend Disbursing Agency. To maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

                  (f) Shareholder Servicing. To provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

                  (g) Accounting. To handle all or any part of the accounting responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

               The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing

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

               herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements relating to any of the matters referred to in Sections 3.3(a) through (g) hereof.

               The fact that:

                  (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Series, or that

                  (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Series and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Series or its Shareholders.

               SECTION 3.4 Payment of Trust Expenses and Compensation of Trustees. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust or any Series, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series and/or one or more classes of Shares thereof that may be established and designated pursuant to Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, any Series and/or any class of Shares thereof, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable com-

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

               pensation from the Trust for their services as Trustees and may fix the amount of such compensation.

               SECTION 3.5 Ownership of Assets of the Trust. Title to all of the assets of the Trust and of each Series shall at all times be considered as vested in the Trustees.

               SECTION 3.6 Action by Trustees. Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the By-Laws, any action to be taken by the Trustees on behalf of or with respect to the Trust or any Series or class thereof may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least one-half of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).

ARTICLE IV - SHARES

               SECTION 4.1 Description of Shares. The beneficial interest in the Trust shall be divided into Shares, all with $.01 par value, but the Trustees shall have the authority from time to time to issue Shares in one or more Series as they deem necessary or desirable (each of which Series of Shares shall represent the beneficial interest in a separate and distinct sub-trust of the Trust), including without limitation each Series specifically established and designated in Section 4.2. For all purposes under this Declaration of Trust or otherwise, including, without implied limitation, (i) with respect to the rights of creditors and (ii) for purposes of interpreting the relevant rights of each Series and the Shareholders of each Series, each Series established hereunder shall be deemed to be a separate trust. The Trustees shall have exclusive power without the requirement of Shareholder approval to establish and designate such separate and distinct Series, and to fix and determine the relative rights and preferences as between the shares of the separate Series.

               In addition, the Trustees shall have exclusive power, without the requirement of Shareholder approval, to issue classes of Shares of any Series or divide the Shares of any Series into classes, each class having such different dividend, liquidation, voting and other rights

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

               as the Trustees may determine, and may establish and designate the specific classes of Shares of each Series. The fact that a Series shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all Shares of such Series are initially of a single class), or that a Series shall have more than one established and designated class, shall not limit the authority of the Trustees to establish and designate separate classes, or one or more additional classes, of said Series without approval of the holders of the initial class thereof, or previously established and designated class or classes thereof.

               The number of authorized Shares and the number of Shares of each Series or class thereof that may be issued is unlimited, and the Trustees may issue Shares of any Series or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to redemption charges and contingent deferred sales charges as provided in subsection
               (f) of Section 4.2). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or class thereof into one or more Series or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series or class thereof reacquired by the Trust.

               The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in Section 5.3.

               The establishment and designation of any Series or of any class of Shares of any Series in addition to those established and designated in Section 4.2 shall be effective (i) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation of the relative rights and preferences of the Shares of such Series or class,
               (ii) upon the execution of an instrument in writing by an officer of the Trust pursuant to the vote of a majority of the Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no Shares outstanding of any particular Series or class previously established and designated, the

                                       12
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

               Trustees may by an instrument executed by a majority of their number (or by an instrument executed by an officer of the Trust pursuant to the vote of a majority of the Trustees) abolish that Series or class and the establishment and designation thereof. Each instrument establishing and designating any Series shall have the status of an amendment to this Declaration of Trust.

               Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series (including any classes thereof) of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series (including any classes thereof) from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series (including any classes thereof) generally.

               SECTION 4.2 Establishment and Designation of Series. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Series, the Trustees have established and designated twenty six (26) Series: Janus Fund, Janus Fund 2, Janus Balanced Fund, Janus Core Equity Fund, Janus Enterprise Fund, Janus Federal Tax-Exempt Fund, Janus Flexible Income Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Government Money Market Fund, Janus Growth and Income Fund, Janus High-Yield Fund, Janus Institutional Cash Reserves Fund, Janus Mercury Fund, Janus Money Market Fund, Janus Olympus Fund, Janus Orion Fund, Janus Overseas Fund, Janus Short-Term Bond Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Tax-Exempt Money Market Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund. The Shares of such Series and classes thereof and any Shares of any further Series or classes thereof that may from time to time be established and designated by the Trustees shall have the following relative rights and preferences (unless the Trustees otherwise determine with respect to some further Series or classes thereof at the time of establishing and designating the same):

                  (a) Assets Belonging to Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series or any classes thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale,

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

                  exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series or class thereof and shall irrevocably belong to that Series (and be allocable to any classes thereof) for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series (and allocable to any classes thereof). In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series (and be allocable to any classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the holders of all Shares of all Series (including any classes thereof) for all purposes.

                  (b) Liabilities Belonging to Series. The assets belonging to each particular Series shall be charged with the liabilities in respect of that Series and all expenses, costs, charges and reserves belonging to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. In addition, the liabilities in respect of a particular class of Shares of a particular Series and all expenses, costs, charges and reserves belonging to that class of Shares, and any general liabilities, expenses, costs, charges or reserves of that particular Series which are not readily identifiable as belonging to any particular class of Shares of that Series shall be allocated and charged by the Trustees to and among any one or more of

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

                  the classes of Shares of that Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series or class thereof are herein referred to as "liabilities belonging to" that Series or class thereof. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders, creditors and any other persons dealing with the Trust or any Series (including any classes thereof) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.

                  (c) Dividends. Dividends and distributions on Shares of a particular Series or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, or in the case of a class, belonging to that Series and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or class. All dividends and distributions on Shares of a particular Series or class thereof shall be distributed pro rata to the holders of Shares of that Series or class in proportion to the number of Shares of that Series or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Series or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of Section 4.2.

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

               The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

                  (d) Liquidation. In the event of the liquidation or dissolution of the Trust or one or more Series or class thereof, the holders of Shares of each Series or class so liquidated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Series, or in the case of a class, belonging to that Series and allocable to that class, over the liabilities belonging to that Series or class. The assets so distributable to the holders of Shares of any particular Series or class thereof shall be distributed among such holders in proportion to the relative net asset value of Shares of that Series or class thereof held by them and recorded on the books of the Trust. The liquidation of any particular Series or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Prior to giving effect to any such authorization, the Trust shall notify the Shareholders of the relevant Series or class.

                  (e) Voting. On each matter submitted to a vote of the Shareholders, each holder of a whole Share shall be entitled to one vote for each dollar of net asset value standing in such Shareholder's name on the books of the Trust irrespective of the Series thereof or class thereof. All Shares of all Series and classes thereof shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more Series or classes thereof is required by the 1940 Act or the provisions of the writing establishing and designating the Series or class, such requirements as to a separate vote by such Series or class thereof shall apply in lieu of all Shares of all Series and classes thereof voting together; and (ii) as to any matter which affects the interests of one or more particular Series or classes thereof, only the holders of Shares of the one or more affected Series or classes shall be entitled to vote, and each such Series or class shall vote as a separate class.

                  (f) Redemption by Shareholder. Each holder of Shares of a particular Series or any class thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of such holder's Shares of that Series or class thereof at a redemption price equal to the net asset value per Share of that Series or class thereof next determined in accor-

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                  dance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption, subject to any contingent deferred sales charge or redemption charge in effect at the time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Series of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value.

               Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or class thereof to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act.

                  (g) Redemption by Trust. Each Share of each Series or class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to subsection (f) of this Section 4.2:
                  (i) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the Trust or any Series or to the holders of the Shares of the Trust or any Series thereof or class thereof, or (ii) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

                  (h) Net Asset Value. The net asset value per Share of any Series shall be (i) in the case of a Series whose Shares are not divided into classes, the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities belonging to that Series) by the total number of Shares of that Series outstanding, and (ii) in the case of a class of Shares of a Series whose Shares are divided into classes, the quotient obtained by dividing the value of the net assets of that Series allocable to such class (being the value of the assets belonging to that Series allocable to such class less the

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                  liabilities belonging to such class) by the total number of
                  Shares of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

               The Trustees may determine to maintain the net asset value per Share of any Series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Series such Shareholder's pro rata portion of the total number of Shares required to be cancelled in order to permit the net asset value per Share of that Series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by making an investment in any Series with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

                  (i) Transfer. All Shares of each particular Series or class thereof shall be transferable, but transfers of Shares of a particular Series or class thereof will be recorded on the Share transfer records of the Trust applicable to that Series or class only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series or class and at such other times as may be permitted by the Trustees.

                  (j) Equality. Except as provided herein or in the instrument designating and establishing any class of Shares or any Series, all Shares of each particular Series or class thereof shall represent an equal proportionate interest in the assets belonging to that Series (or in the case of a class, belonging to that Series and allocable to that class), subject to the liabilities belonging to that Series or class, and each Share of any particular Series or class shall be equal to each other Share of that Series or class; but the provisions of this sentence shall not restrict any distinctions permissible under subsection (c) of this Section 4.2 that may exist with respect to dividends and distributions on Shares of the same Series or class or the assessment of redemption charges or contingent deferred sales charges as provided in subsection (f) of
                  Section 4.2. The Trustees may from time to time divide or combine the Shares of any particular Series or class into a greater or

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                  lesser number of Shares of that Series or class without
                  thereby changing the proportionate beneficial interest in the assets belonging to that Series or class or in any way affecting the rights of Shares of any other Series or class.

                  (k) Fractions. Any fractional Share of any Series or class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

                  (l) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Series or classes thereof shall have the right to convert said Shares into Shares of one or more other Series or class thereof in accordance with such requirements and procedures as may be established by the Trustees.

                  (m) Class Differences. The relative rights and preferences of the classes of any Series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are identified in the instrument establishing and designating such classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Trust pursuant to a vote of a majority of the Trustees). Such differences may be specifically enumerated in such instrument or identified by reference to a prospectus or other document.

               SECTION 4.3 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and each class thereof that has been established and designated. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Series and class thereof held from time to time by each such Shareholder.

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               SECTION 4.4  Investments in the Trust. The Trustees may accept or reject investments in the Trust and each Series from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

               SECTION 4.5 No Pre-emptive Rights. Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series.

               SECTION 4.6 Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Series thereof nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

               SECTION 4.7 No Appraisal Rights. Shareholders shall have no right to demand payment for their shares or to any other rights of dissenting shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a shareholder of a corporation organized under Chapter 156B of the General Laws of the Commonwealth of Massachusetts, or otherwise.

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              ARTICLE V - SHAREHOLDERS' VOTING POWERS AND MEETINGS

               SECTION 5.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (iv) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series thereof or the Shareholders (provided, however, that a Shareholder of a particular Series shall not be entitled to a derivative or class action on behalf of any other Series (or Shareholder of any other Series) and (v) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Proxies may be given by or on behalf of a shareholder orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed or otherwise given by or on behalf of any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed or otherwise given by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

               SECTION 5.2 Meetings. No annual or regular meeting of Shareholders is required. Special meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each

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               Shareholder at the Shareholder's address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than 10% of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 10% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

               SECTION 5.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 120 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though such Shareholder has since that date and time disposed of such Shareholder's Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

               SECTION 5.4 Quorum and Required Vote. Except as otherwise provided by the 1940 Act or other applicable law, thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without

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               the necessity of further notice. A majority of the Shares voted at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the Shares of one or more particular Series.

               SECTION 5.5 Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if Shareholders who hold at least thirty percent (30%) of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

               SECTION 5.6 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders for any lawful purpose reasonably related to a Shareholder's interest as a Shareholder; provided, however, that the Trustees may from time to time establish reasonable standards with respect to Shareholder inspection of Trust records, including standards governing what information and documents are to be furnished, at what time and location and at whose expense.

               SECTION 5.7 Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

ARTICLE VI - LIMITATION OF LIABILITY; INDEMNIFICATION

               SECTION 6.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Series with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Series nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, nor any other Series shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Series or the Trustees or any of

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               them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Series) or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

               Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Series in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

               SECTION 6.2 Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any

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               officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

               SECTION 6.3 Indemnification of Shareholders. In case any Shareholder (or former Shareholder) of any Series of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, said Series (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or such Shareholder's heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Series estate to be held harmless from and indemnified against all loss and expense arising from such liability.

               SECTION 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Series in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified did not engage in Disabling Conduct, (ii) dismissal of a court action or an

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               administrative proceeding against a Covered Person for
               insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee did not engage in Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Series in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Series in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Trustees who are neither "interested persons" of the Trust nor parties to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               SECTION 6.5 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in
               Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (a) by a majority of the Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or

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               affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               SECTION 6.7 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

ARTICLE VII - MISCELLANEOUS

               SECTION 7.1 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Series or class thereof shall operate to terminate the Trust. The Trust may be terminated at any time by a majority of the Trustees then in office. Prior to giving effect to such termination, the Trust shall notify shareholders of the Trust.

               Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders in conformity with the provisions of subsection (d) of Section 4.2.

               SECTION 7.2 Reorganization. The Trust, or any one or more Series, may, either as the successor, survivor, or non-survivor,
               (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, sub-trust, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized, with the Trust to be the survivor or non-survivor of such consolidation or merger, or (2) transfer all or a

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               substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized at any time by vote of a majority of the Trustees then in office. Prior to giving effect to any such authorization, the Trust shall notify the Shareholders of the relevant Series or class.

               SECTION 7.3 Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not materially adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that materially adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with subsection (e) of Section 4.2 of Shareholders as specified in Section 5.4 hereof. Subject to the foregoing, any such amendment shall be effective as of any prior or future time as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted. A restated Declaration,

                                       28
 102
               integrating into a single instrument all of the provisions of this Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

               SECTION 7.4 Filing of Copies; References; Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

               SECTION 7.5 Applicable Law. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

               SECTION 7.6 Integration. This Declaration of Trust constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

                                       29

               SECTION 7.7 Use of the Name "Janus". Janus Capital Corporation ("Janus") has consented to the use by the Trust and by each Series and each class thereof to the identifying word "Janus" in the name of the Trust and of each Series and class thereof. Such consent is conditioned upon the Trust's employment of Janus as investment adviser to the Trust and to each Series and each class thereof. As between Janus and the Trust, Janus shall control the use of such name insofar as such name contains the identifying word "Janus." Janus may from time to time use the identifying word "Janus" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Janus may require the Trust or any Series or class thereof to cease using the identifying word "Janus" in the name of the Trust or any Series or any class thereof if the Trust or any Series or class thereof ceases to employ Janus or a subsidiary or affiliate thereof as investment adviser.

               [Remainder of page intentionally left blank]

                                       30
 104

               IN WITNESS WHEREOF, each of the undersigned hereunto has set his hand and seal in the City of Boston, Commonwealth of Massachusetts, for himself and his assigns, as of the day and year first above written.

                                           By: ---------------------------------
                                              Thomas H. Bailey

                                           By: ---------------------------------
                                              Dennis B. Mullen

                                           By: ---------------------------------
                                              James T. Rothe

                                           By: ---------------------------------
                                              William D. Stewart

                                           By: ---------------------------------
                                              Martin H. Waldinger

                                       31

[THE STATE OF COLORADO]

            COUNTY, sec.

               Then personally appeared before me the within-named Thomas H. Bailey, Dennis B. Mullen, James T. Rothe, William D. Stewart, and Martin H. Waldinger, each of whom acknowledged the execution of the foregoing instrument to be his free act and deed, before me,
               this   day of           , 2001.

                       ---------------------------------------------------------
                                           Notary Public

                                           [Notarial Seal]

                                           My commission expires:

EXHIBIT F

CURRENT INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

DIVERSIFICATION

               - NON-MONEY MARKET FUNDS: Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of its total assets for the nondiversified Funds and as to seventy-five percent (75%) of the value of the total assets of the diversified Funds, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, as amended), if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets. With respect to the other 50% of the value of their total assets, the nondiversified Funds may invest in the securities of as few as two issuers.

               - MONEY MARKET FUNDS: With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

COMMODITIES

               - NON-MONEY MARKET FUNDS: Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

               - MONEY MARKET FUNDS: No current commodities restriction.

LENDING

               - ALL FUNDS: Lend any security or make any other loan if, as a result, more than 25% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

BORROWING

               - NON-MONEY MARKET FUNDS: The Funds may borrow money for
                 temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, short sales transactions, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               - MONEY MARKET FUNDS: A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

                       This page intentionally left blank

                      [JANUS LOGO]
                               100 Fillmore Street
                               Denver, Colorado 80206-4928
                               www.janus.com

[JANUS LOGO]
  100 Fillmore Street
  Denver, Colorado 80206-4928

                                                                  FORM OF BALLOT
                                                           JANUS INVESTMENT FUND
                                                 [DIVERSIFIED/MM] FUND NAME HERE


                                            THIS PROXY IS BEING SOLICITED BY THE
                                               TRUSTEES OF JANUS INVESTMENT FUND


This proxy shall be voted on the proposals described in the accompanying proxy statement as specified below. The undersigned hereby appoints Thomas A. Early, Kelley A. Howes and Loren M. Starr, or any of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held at 3773 Cherry Creek Drive North, Denver, Colorado on January 31, 2002 at 9:00 a.m. Mountain Time, and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying proxy statement and notice of special meeting.

To vote by Telephone
1) Read the proxy statement and have the proxy card below at hand.
2) Call ________________.
3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Internet
1) Read the proxy statement and have the proxy card below at hand.
2) Go to www.proxyvote.com.
3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Mail
1) Read the proxy statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.












TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:          KEEP THIS PORTION
                                                               FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[DIVERSIFIED/MM] FUND NAME HERE

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL LISTED BELOW.

If you sign, date and return this proxy but do not fill in a box below, we will vote your shares "FOR" that proposal.

1. TO ELECT A BOARD OF TRUSTEES OF THE TRUST.
                                    For      Withhold      For All      To withhold authority to vote, mark
                                    All      All           Except       "For All Except" and write the
                                                                        nominee's number on the line
                                                                        below.

       01) Thomas H. Bailey
       02) Dennis B. Mullen
       03) James T. Rothe          [ ]         [ ]           [ ]        ____________________________
       04) William D. Stewart
       05) Martin H. Waldinger

VOTE ON PROPOSALS
                                                            FOR         AGAINST         ABSTAIN

2. TO CONSIDER AND APPROVE A NEW INVESTMENT                 [ ]           [ ]             [ ]
   ADVISORY AGREEMENT BETWEEN JANUS
   INVESTMENT FUND, ON BEHALF OF THE FUND,
   AND JANUS CAPITAL CORPORATION.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN                    [ ]           [ ]             [ ]
   AMENDED AND RESTATED DECLARATION OF
   TRUST.

4. (A) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING THE
       DIVERSIFICATION OF THE FUND'S
       INVESTMENTS.

   (B) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING THE
       FUND'S INVESTMENTS IN COMMODITIES.

   (C) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING
       THE LENDING OF A FUND'S PORTFOLIO
       SECURITIES.

   (D) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       RESTRICTION CONCERNING BORROWING MONEY
       AND ISSUING SENIOR SECURITIES.

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY                   [ ]           [ ]             [ ]
   PROPERLY COME BEFORE THE MEETING.

Note: Please sign exactly as your name appears on the proxy. If you are signing this proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.



_______________________________________          _______________________________
Signature (PLEASE SIGN WITHIN BOX) Date          Signature (Joint Owners)   Date

[JANUS LOGO]
  100 Fillmore Street
  Denver, Colorado 80206-4928

                                                                  FORM OF BALLOT
                                                           JANUS INVESTMENT FUND
                                              [NONDIVERSIFIED/MM] FUND NAME HERE


                                            THIS PROXY IS BEING SOLICITED BY THE
                                               TRUSTEES OF JANUS INVESTMENT FUND


This proxy shall be voted on the proposals described in the accompanying proxy statement as specified below. The undersigned hereby appoints Thomas A. Early, Kelley A. Howes and Loren M. Starr, or any of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held at 3773 Cherry Creek Drive North, Denver, Colorado on January 31, 2002 at 9:00 a.m. Mountain Time, and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying proxy statement and notice of special meeting.

To vote by Telephone
1) Read the proxy statement and have the proxy card below at hand.
2) Call ________________.
3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Internet
1) Read the proxy statement and have the proxy card below at hand.
2) Go to www.proxyvote.com.
3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Mail
1) Read the proxy statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.












TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:          KEEP THIS PORTION
                                                               FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NONDIVERSIFIED/MM] FUND NAME HERE

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL LISTED BELOW.

If you sign, date and return this proxy but do not fill in a box below, we will vote your shares "FOR" that proposal.

1. TO ELECT A BOARD OF TRUSTEES OF THE TRUST.
                                    For      Withhold      For All      To withhold authority to vote, mark
                                    All      All           Except       "For All Except" and write the
                                                                        nominee's number on the line
                                                                        below.

       01) Thomas H. Bailey
       02) Dennis B. Mullen
       03) James T. Rothe          [ ]         [ ]           [ ]        ____________________________
       04) William D. Stewart
       05) Martin H. Waldinger

VOTE ON PROPOSALS
                                                            FOR         AGAINST         ABSTAIN

2. TO CONSIDER AND APPROVE A NEW INVESTMENT                 [ ]           [ ]             [ ]
   ADVISORY AGREEMENT BETWEEN JANUS
   INVESTMENT FUND, ON BEHALF OF THE FUND,
   AND JANUS CAPITAL CORPORATION.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN                    [ ]           [ ]             [ ]
   AMENDED AND RESTATED DECLARATION OF
   TRUST.

4. (A) TO APPROVE RESCISSION OF THE                         [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING THE
       DIVERSIFICATION OF THE FUND'S
       INVESTMENTS.

   (B) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING THE
       FUND'S INVESTMENTS IN COMMODITIES.

   (C) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING
       THE LENDING OF A FUND'S PORTFOLIO
       SECURITIES.

   (D) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       RESTRICTION CONCERNING BORROWING MONEY
       AND ISSUING SENIOR SECURITIES.

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY                   [ ]           [ ]             [ ]
   PROPERLY COME BEFORE THE MEETING.

Note: Please sign exactly as your name appears on the proxy. If you are signing this proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.



_______________________________________          _______________________________
Signature (PLEASE SIGN WITHIN BOX) Date          Signature (Joint Owners)   Date

                                                               Form of
                                                               Electronic Ballot

                      JANUS INVESTMENT FUND Special Meeting

              To be held on 01/31/2002 for holders as of 10/19/2001

                                CUSIP 00000000000

                       YOUR CONTROL NUMBER: 0000000000000

[diversified/MM]

                                 PROXY STATEMENT

(Clicking on the above links will open another window. Simply close that window to return to this page.)

--------------------------------------------------------------------------------

DIRECTORS RECOMMENDATIONS:

Choose this if you would like to vote your shares following directors recommendations. See below for the detailed recommendations. Please read it carefully.

[Vote my shares per directors recommendations.]
--------------------------------------------------------------------------------


PROXY BALLOT:

--------------------------------------------------------------------------------

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

1.     TO ELECT A BOARD OF TRUSTEES OF THE TRUST.

       01) Thomas H. Bailey  02) Dennis B. Mullen  03) James T. Rothe
       04) William D. Stewart  05) Martin H. Waldinger

       For      Withhold      For All        To withhold authority to vote, mark
       All        All         Except         "For All Except" and type the
                                             nominee's number on the line below.
                                             ------------------------------

2. TO CONSIDER AND APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN JANUS INVESTMENT FUND, ON BEHALF OF THE FUND, AND JANUS CAPITAL CORPORATION.

       __ FOR          __ AGAINST          __ ABSTAIN

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

       __ FOR          __ AGAINST          __ ABSTAIN

4. (A) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE DIVERSIFICATION OF THE FUND'S INVESTMENTS.

       __ FOR          __ AGAINST          __ ABSTAIN

   (B) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE FUND'S INVESTMENTS IN COMMODITIES.

       __ FOR          __ AGAINST          __ ABSTAIN


   (C) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE LENDING OF A FUND'S PORTFOLIO SECURITIES.

       __ FOR          __ AGAINST          __ ABSTAIN


   (D) TO APPROVE REVISIONS TO THE RESTRICTION CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES.

       __ FOR          __ AGAINST          __ ABSTAIN

5.     TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


[Vote my shares per the above selections.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LEGAL PROXY:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

[I plan to attend the meeting.]

DO NOT use this option if you hold shares directly with the issuer, rather than through a bank or broker.
--------------------------------------------------------------------------------

                                                               Form of
                                                               Electronic Ballot

                      JANUS INVESTMENT FUND Special Meeting

              To be held on 01/31/2002 for holders as of 10/19/2001

                                CUSIP 00000000000

                       YOUR CONTROL NUMBER: 0000000000000

[nondiversified]

                                 PROXY STATEMENT

(Clicking on the above links will open another window. Simply close that window to return to this page.)

--------------------------------------------------------------------------------

DIRECTORS RECOMMENDATIONS:

Choose this if you would like to vote your shares following directors recommendations. See below for the detailed recommendations. Please read it carefully.

[Vote my shares per directors recommendations.]
--------------------------------------------------------------------------------


PROXY BALLOT:

--------------------------------------------------------------------------------

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

1.     TO ELECT A BOARD OF TRUSTEES OF THE TRUST.

       01) Thomas H. Bailey  02) Dennis B. Mullen  03) James T. Rothe
       04) William D. Stewart  05) Martin H. Waldinger

       For      Withhold      For All        To withhold authority to vote, mark
       All        All         Except         "For All Except" and type the
                                             nominee's number on the line below.
                                             ------------------------------

2. TO CONSIDER AND APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN JANUS INVESTMENT FUND, ON BEHALF OF THE FUND, AND JANUS CAPITAL CORPORATION.

       __ FOR          __ AGAINST          __ ABSTAIN

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

       __ FOR          __ AGAINST          __ ABSTAIN

4. (A) TO APPROVE RESCISSION OF THE FUNDAMENTAL RESTRICTION CONCERNING THE DIVERSIFICATION OF THE FUND'S INVESTMENTS.

       __ FOR          __ AGAINST          __ ABSTAIN

   (B) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE FUND'S INVESTMENTS IN COMMODITIES.

       __ FOR          __ AGAINST          __ ABSTAIN


   (C) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE LENDING OF A FUND'S PORTFOLIO SECURITIES.

       __ FOR          __ AGAINST          __ ABSTAIN


   (D) TO APPROVE REVISIONS TO THE RESTRICTION CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES.

       __ FOR          __ AGAINST          __ ABSTAIN

5.     TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


[Vote my shares per the above selections.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LEGAL PROXY:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

[I plan to attend the meeting.]

DO NOT use this option if you hold shares directly with the issuer, rather than through a bank or broker.
--------------------------------------------------------------------------------

VOTE TODAY                                                       [JANUS LOGO]

To cast your vote, please read the proxy statement and locate your proxy card enclosed in this package. The Trustees recommend that you vote "for" all proposals.

[PICTURE] BY MAIL:                  [PICTURE] BY INTERNET:             [PICTURE] BY TELEPHONE:


1.  Simply return your completed    1.  Go to                          1.  Call toll-free
    proxy card in the enclosed          WWW.PROXYVOTE.COM.                 1-800-690-6903.
    postage-paid envelope.
                                    2.  Follow the simple              2.  Follow the simple
                                        instructions.                      recorded instructions.

Please do not mail the proxy card if you are voting by Internet or telephone.

VOTE TODAY                                                       [JANUS LOGO]

To cast your vote, please read the proxy statement and locate your proxy card enclosed in this package. The Trustees recommend that you vote "for" all proposals.

[PICTURE] BY MAIL:                  [PICTURE] BY INTERNET:             [PICTURE] BY TELEPHONE:


1.  Simply return your completed    1.  Go to                          1.  Call toll-free
    proxy card in the enclosed          WWW.PROXYVOTE.COM.                 1-800-454-8683.
    postage-paid envelope.
                                    2.  Follow the simple              2.  Follow the simple
                                        instructions.                      recorded instructions.

Please do not mail the proxy card if you are voting by Internet or telephone.

From: Janus
Sent: November 16, 2001
To: Janus Investor
Subject: Janus Proxy
--------------------------------------------------------------------------------

The Janus Trustees have asked shareholders to vote on several important issues related to their funds. To cast your vote, please read the proxy statement and follow the instructions below. (The Trustees recommend that you vote "for" all proposals.)

To read about the issues in the proxy statement:
http://www.janus.com/JIFProxyStatement.pdf
------------------------------------------

To cast your vote, please use the Control Number and PIN listed below and go to: http://www.proxyvote.com
------------------------
Your Control Number: 999999999
Your PIN: the last four digits of your Social Security number


*******************************************************************
Janus has retained Georgeson Shareholder Communications Inc. ("GS"), a professional proxy solicitation firm, to assist with the voting process. Janus provides the link to the voting site, proxyvote.com, on behalf of GS.

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS BALANCED FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023879

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS ENTERPRISE FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023804

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS CORE EQUITY FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023747

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS FEDERAL TAX-EXEMPT FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023861

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS FLEXIBLE INCOME FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023606

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023101

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS FUND 2 Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023630

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS GLOBAL LIFE SCIENCES FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023671

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS GLOBAL TECHNOLOGY FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023663

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS GLOBAL VALUE FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023622

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023820

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023788

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023713

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS GROWTH AND INCOME FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023200

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS HIGH-YIELD FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023762

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS MERCURY FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023853

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS MONEY MARKET FUND - INVESTOR SHARES Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023838

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023770

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS MONEY MARKET FUND - SERVICE SHARES Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023721

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS OLYMPUS FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023754

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS ORION FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023648

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS OVERSEAS FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023846

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS SHORT-TERM BOND FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023887

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS SPECIAL SITUATIONS FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023739

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS STRATEGIC VALUE FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023655

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023812

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023796

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS TWENTY FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023408

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS VENTURE FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023507

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

JANUS WORLDWIDE FUND Special Meeting of Shareholders

Meeting Date: January 31, 2002
For Holders as of: October 19, 2001

CUSIP NUMBER: 471023309

ACCOUNT NUMBER: 000000000000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

       http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggested the last four digits of your Social Security number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m.(ET) the day before the meeting/cut off date.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

         http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

PROXY STATEMENT
http://www.janus.com/JIFProxyStatement.pdf

To view, cancel or change your enrollment profile, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN (we suggested the last four digits of your Social Security number or Tax ID). If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:   000000000000000000

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.)